    As filed with the Securities and Exchange Commission on January 5, 2001
                         Registration No. 333-_______
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                   FORM N-14

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]

                  Pre-Effective Amendment No. __                   [_]

                 Post-Effective Amendment No. __                   [_]

                       (Check appropriate box or boxes)

                            -----------------------

               Exact Name of Registrant as Specified in Charter:

                            WELLS FARGO FUNDS TRUST

                 Area Code and Telephone Number: (800) 552-9612

          Address of Principal Executive Offices, including Zip Code:
                               525 Market Street
                        San Francisco, California 94163

                            -----------------------

                     Name and Address of Agent for Service:

                                C. David Messman
                           c/o Wells Fargo Bank, N.A.
                          633 Folsom Street, 7th Floor
                      San Francisco, California 94107-3600

                                With copies to:

                            Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                    2000 Pennsylvania Ave., N.W., Suite 5500
                            Washington, D.C.  20006

                            -----------------------

     It is proposed that this filing will become automatically effective on February 5, 2001 pursuant to Rule 488.

     No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of beneficial interest in the Registrant has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                            WELLS FARGO FUNDS TRUST
                             CROSS-REFERENCE SHEET

                          Items Required by Form N-14
                          ---------------------------

Letter to Shareholders
----------------------

Notice of Special Meeting
-------------------------


Item No.     Prospectus Caption
--------     ------------------
   1         Cover Page
             Cross-Reference Sheet
             Front Cover Page of Combined Prospectus/Proxy Statement

   2         Table of Contents

   3         Summary

   4         Summary
             Terms of the Reorganization
             Board Consideration of the Reorganization
             Material Federal Income Tax and Federal Income Tax Opinions Existing and Pro Forma Capitalizations

   5         Summary
             Terms of the Reorganization

   6         Summary
             Terms of the Reorganization

   7         Information on Voting

   8         Not Applicable

   9         Not Applicable


PART B
------
             Statement of Additional
Item No.     Information Caption
--------     -----------------------
  10         Cover Page

  11         Table of Contents

  12 Incorporation of Documents by Reference in Statement of Additional Information

  13 Incorporation of Documents by Reference in Statement of Additional Information

  14 Incorporation of Documents by Reference in Statement of Additional Information Pro-Forma Financial Statements and Schedules

PART C
------

Item Nos.
---------
15-17 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement


THE FOLLOWING ITEMS ARE INCORPORATED BY REFERENCE:

(A) From Post-Effective Amendment No. 9 of Wells Fargo Funds Trust, filed February 1, 2000 (SEC File No. 333-74295; 811-9253): the Prospectuses and Statement of Additional Information dated February 1, 2000, as supplemented on September 29, 2000, describing the Wells Fargo Growth Fund.

(B) From Post-Effective Amendment No. 15 of Wells Fargo Funds Trust, filed October 1, 2000 (SEC File No. 333-74295; 811-9253): the Prospectuses and Statement of Additional Information dated October 1, 2000, describing the Wells Fargo Intermediate Government Income Fund.

(C) From Post-Effective Amendment No. 13 of Wells Fargo Funds Trust, filed August 1, 2000 (SEC File No. 333-74295; 811-9253): the Prospectuses and Statement of Additional Information dated August 1, 2000, describing the Wells Fargo Government Money Market Fund.

(D) The audited financial statements and related independent auditors' reports for the Wells Fargo Growth Fund of Wells Fargo Funds Trust, contained in the Annual Reports for the fiscal year ended September 30, 2000, as filed with the SEC on November 30, 2000.

(E) The audited financial statements and related independent auditors' reports for the Wells Fargo Intermediate Government Income Fund of Wells Fargo Funds Trust, contained in the Annual Reports for the fiscal year ended May 31, 2000, as filed with the SEC on July 28, 2000.

(F) The audited financial statements and related independent auditors' reports for the Wells Fargo Government Money Market Fund of Wells Fargo Funds Trust, contained in the Annual Reports for the fiscal year ended March 31, 2000, as filed with the SEC on May 31, 2000.

(G) From Post-Effective Amendment No. 72 of Coventry Group, filed August 1, 2000 (SEC File No. 333-44964; 811-06526): the Prospectus and Statement of Additional Information dated August 1, 2000, describing the Brenton Value Equity Fund, the Brenton Intermediate U.S. Government Securities Fund and the Brenton U.S. Government Money Market Fund.

(H) The audited financial statements and related independent auditors' reports for the Brenton Funds of Coventry Group, contained in the Annual Reports for the fiscal year ended March 31, 2000, as filed with the SEC on May 26, 2000.

  IMPORTANT NOTICE: PLEASE COMPLETE THE ENCLOSED PROXY BALLOT AND RETURN IT AS
                               SOON AS POSSIBLE.

  FOR YOUR CONVENIENCE YOU MAY VOTE BY CALLING THE TOLL-FREE TELEPHONE NUMBER
                         PRINTED ON YOUR PROXY BALLOT.

              YOU ALSO MAY VOTE BY INTERNET AT WWW.PROXYVOTE.COM.

         A CONFIRMATION OF YOUR TELEPHONE VOTE WILL BE MAILED TO YOU.


                                COVENTRY GROUP
                               3435 STELZER ROAD
                             COLUMBUS, OHIO 43219

                                                             February [ ], 2001

Dear Valued Shareholder:

   We are seeking your approval of a proposed reorganization of the three Brenton Funds of the Coventry Group into corresponding mutual funds of Wells Fargo Funds Trust. The proposed reorganization arises out of Wells Fargo & Company's acquisition of Brenton Banks, Inc. which is the parent company of the investment advisor to the Brenton Funds. We also are asking you to approve an interim investment advisory agreement for the Brenton Funds covering the period from December 1, 2000 until the reorganization occurs.

   In the reorganization, each Brenton Fund listed below will transfer all of its assets and liabilities to the corresponding Fund of the Wells Fargo Funds Trust, which we refer to as the Wells Fargo Funds. We refer to the Brenton Funds and the Wells Fargo Funds together as the Funds. The following table lists the Brenton Funds and the corresponding Wells Fargo Funds that are part of the proposed reorganization.

                Brenton Funds                                 Wells Fargo Funds
 --------------------------------------------   ---------------------------------------------
              Value Equity Fund                             Growth Fund (I Class)
 Intermediate U.S. Government Securities Fund   Intermediate Government Income Fund (I Class)
 U.S. Government Money Market Fund (Class M)    Government Money Market Fund (Service Class)

WHAT ARE SOME OF THE POTENTIAL BENEFITS OF THE PROPOSED REORGANIZATION?

  . The broader product array of the Wells Fargo Funds, and the expanded range of investment options and shareholder services available to shareholders of the Wells Fargo Funds, consisting of more than 65 mutual funds.

  . The greater breadth, depth and varied expertise of the investment management personnel employed by the investment advisor and sub-advisors to the Wells Fargo Funds.

  . The potential greater investment opportunities, analyst coverage and market presence of the Wells Fargo Funds.

  .  The potential improved operating efficiencies of the Wells Fargo Funds.

  . The enhanced viability of the combined Funds due to larger asset size and multiple channels of distribution for the Wells Fargo Funds.

   Wells Fargo Bank, N.A. has agreed to pay all expenses of the reorganization, so Brenton Fund shareholders will not bear these costs.

   The overall responsibility for management of the Brenton Funds rests with the Coventry Group's Board of Trustees, which we refer to as the Brenton Funds' Board. The Brenton Funds' Board has unanimously approved the reorganization and believes that it is in the best interests of the Brenton Funds' shareholders. They recommend that you vote your proxy to approve the reorganization.

WHY IS APPROVAL OF AN INTERIM ADVISORY AGREEMENT NECESSARY?

   Wells Fargo & Company's acquisition of Brenton Banks, Inc. on December 1, 2000 resulted in a change of control of Brenton Bank, the advisor to the Brenton Funds. Under the federal securities laws, Wells Fargo & Company's acquisition of Brenton Banks, Inc. terminated the former advisory agreement existing between the Brenton Funds and Brenton Bank. On November 16, 2000, in anticipation of that event, the Brenton Funds' Board approved a substantially identical interim advisory agreement between Brenton Bank and each of the Brenton Funds covering the time period from December 1, 2000 until the closing of the reorganization. We refer to this agreement as the Interim Advisory Agreement. The Brenton Funds' Board also recommends that you approve the Interim Advisory Agreement between Brenton Bank and each of the Brenton Funds.

   Wells Fargo & Company has announced its intention to merge Brenton Bank into Wells Fargo Bank Iowa, N.A. on or about March 23, 2001. Because both Brenton Bank and Wells Fargo Bank Iowa, N.A. are wholly-owned subsidiaries of Wells Fargo & Company with common directors and management, under the federal securities laws this merger is not deemed to be a change in control or management that would terminate the Interim Advisory Agreement. Accordingly, although the Brenton Funds' Board will be asked to approve continuing the Interim Advisory Agreement following this merger, Brenton Fund shareholder approval of Wells Fargo Bank Iowa, N.A. as advisor is not specifically required and will not be sought. References in these materials to Brenton Bank as interim advisor to the Brenton Funds should be interpreted to include Wells Fargo Bank Iowa, N.A. following this March 2001 merger.

   Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy card promptly. No postage is necessary if you mail it in the United States. You also may vote by telephone by calling the toll-free number printed on your proxy ballot, or vote by Internet (http://www.proxyvote.com). If you have any questions about the proxy, the proposed fund reorganization, or the Interim Advisory Agreement, call your trust officer, investment professional, or the Brenton Funds' Customer Service Center at 1-800-706-3863.

                                          Very truly yours,

                                          Walter B. Grimm
                                          President and Trustee

                               VALUE EQUITY FUND
                 INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND
              U.S. GOVERNMENT MONEY MARKET FUND (CLASS M SHARES)

                               The Brenton Funds
                               3435 Stelzer Road
                             Columbus, Ohio 43219

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          SCHEDULED FOR APRIL 6, 2001

   This is the formal notice and agenda for the special shareholder meeting of the three Brenton Funds of the Coventry Group listed above. It tells shareholders what proposals will be voted on and the time and place of the meeting. We refer to these three series of Coventry Group as the Brenton Funds and the three Wells Fargo Funds listed in the attached proxy statement/prospectus as the Wells Fargo Funds. We refer to all of them together as the Funds.

To the Shareholders of the Brenton Funds:

   A special meeting of shareholders of each of the Brenton Funds will be held on April 6, 2001, at 2:00 p.m. (Eastern Time) at the offices of BISYS Fund Services located at 3435 Stelzer Road, Columbus, Ohio 43219 to consider the following:

  1. The proposal to approve an Agreement and Plan of Reorganization. Under this Agreement, each Brenton Fund will transfer all of its assets and liabilities to a corresponding Wells Fargo Fund in exchange for Institutional Class or Service Class shares of the corresponding Wells Fargo Fund having equal value, which will be distributed proportionately to the shareholders of the Brenton Fund. Upon completion of the transactions contemplated by the Agreement and Plan of Reorganization, the Brenton Funds will no longer exist.

  2. A proposal to approve an interim advisory agreement between Brenton Bank and each of the Brenton Funds covering the time period from December 1, 2000 until the closing of the reorganization.

  3. Any other business that properly comes before the meeting.

   Shareholders of record as of the close of business on January 22, 2001 are entitled to vote at the meeting. Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card (voting instruction card).

                                          By Order of the Board of Trustees of
                                          Coventry Group on behalf of The
                                          Brenton Funds.

                                          R. Jeffery Young
                                          Chairman and Trustee

February [  ], 2001

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

                      Combined Proxy Statement/Prospectus
                              February [  ], 2001

                               THE BRENTON FUNDS
                               3435 Stelzer Road
                             Columbus, Ohio 43219

                            WELLS FARGO FUNDS TRUST
                                 P.O. Box 7066
                     San Francisco, California 94120-7066

WHAT IS THIS DOCUMENT AND WHY WE ARE SENDING IT TO YOU?

   This document is a combined proxy statement and prospectus. It contains the information that shareholders of the Brenton Funds should know before voting on the proposals before them, and should be retained for future reference. It is both the proxy statement of the three Brenton Funds listed below, which we refer to as the Brenton Funds, and a prospectus for the three funds of Wells Fargo Funds Trust listed below, which we refer to as the Wells Fargo Funds.

                BRENTON FUNDS                                WELLS FARGO FUNDS
 --------------------------------------------   --------------------------------------------
              Value Equity Fund                            Growth Fund (I Class)
 Intermediate U.S. Government Securities Fund       Intermediate Government Income Fund
                                                                 (I Class)
 U.S. Government Money Market Fund (Class M)    Government Money Market Fund (Service Class)

HOW WILL THE REORGANIZATION WORK?

   The reorganization of each Brenton Fund will involve three steps:

  . the transfer of the assets and liabilities of the Brenton Fund to its corresponding Wells Fargo Fund in exchange for shares of the corresponding Wells Fargo Fund having equivalent value to the net assets transferred;

  . the pro rata distribution of Institutional or Service shares of the Wells Fargo Fund to the shareholders of record of the Brenton Fund as of the effective date of the reorganization in full redemption of all shares of the Brenton Fund; and

  .  the liquidation and termination of the Brenton Funds.

   As a result of the reorganization, shareholders of each Brenton Fund will hold Institutional Class or Service Class shares of the corresponding Wells Fargo Fund having the same total value as the shares of the Brenton Fund that they held immediately before the reorganization. If a majority of the shares of one of the Brenton Funds does not approve the reorganization, that Fund will not participate in the reorganization. In such a case, the Brenton Fund will continue its operations beyond the date of the reorganization and its Trustees will consider what further action is appropriate.

IS ADDITIONAL INFORMATION ABOUT THE FUNDS AVAILABLE?

   Yes, additional information about the Funds is available in the:

  .  Prospectuses for the Brenton Funds and for the Wells Fargo Funds;

  . Annual and Semi-Annual Reports to shareholders of the Brenton Funds and of the Wells Fargo Funds; and

  . Statements of Additional Information, or SAIs, for the Brenton Funds and for the Wells Fargo Funds.

   These documents are on file with the Securities and Exchange Commission, which we refer to as the SEC.

   The effective prospectuses and Management's Discussion of Fund Performance included in the Brenton Funds' Annual Report are legally deemed to be part of this proxy statement/prospectus. The SAI to this proxy statement/prospectus also is legally deemed to be part of this document. There also is an Agreement and Plan of Reorganization between the Brenton Funds and the Wells Fargo Funds that describes the technical details of how the reorganization will be accomplished. The Agreement and Plan of Reorganization has been filed with the SEC and is available by any of the methods described below.

  . A prospectus for the Wells Fargo Fund(s) whose shares you would own after the Reorganization accompanies this statement. The three Wells Fargo Funds are currently advised by Wells Fargo Funds Management, LLC, which we refer to as Wells Fargo Funds Management, and were previously advised by Wells Fargo Bank, N.A., which we refer to as Wells Fargo Bank. The prospectus and annual report to shareholders of the Brenton Funds, containing audited financial statements for the most current fiscal year, have been previously mailed to shareholders.

  . Management's Discussion of Fund Performance for each of the Wells Fargo Funds contained in the most recent Annual Report is included at Exhibit D.

   Copies of all of these documents are available upon request without charge by writing to or calling:

   The Brenton Funds
   3435 Stelzer Road
   Columbus, Ohio 43219
   1-800-706-3863

   Wells Fargo Funds
   P.O. Box 7066
   San Francisco, CA 94120-7066
   1-800-552-9612

   You also may view or obtain these documents from the SEC:

   In Person:   At the SEC's Public Reference Room in Washington, D.C.
   By Phone:    1-800-SEC-0330
   By Mail:     Public Reference Section
                Securities and Exchange Commission
                450 5th Street, N.W.
                Washington, DC 20549-6009
                (duplicating fee required)
   By Email:    publicinfo@sec.gov
                (duplicating fee required)
   By Internet: www.sec.gov
                (Wells Fargo Funds Trust; Coventry Group/Brenton Funds)

OTHER IMPORTANT THINGS TO NOTE:

  . An investment in the Wells Fargo Funds is not a deposit in Wells Fargo Bank or any other bank and is not insured or guaranteed by the FDIC or any other government agency.

  .  You may lose money by investing in the Funds.

  . The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

WHY IS AN INTERIM ADVISORY AGREEMENT NECESSARY?

   Wells Fargo & Company's acquisition of Brenton Banks, Inc. on December 1, 2000 resulted in a change of control of Brenton Bank, the advisor to the Brenton Funds. Under the federal securities laws, Wells Fargo & Company's acquisition of Brenton Banks, Inc. terminated the former advisory agreement existing between the Brenton Funds and Brenton Bank. On November 16, 2000, in anticipation of that event, the Brenton Funds' Board approved a substantially identical interim advisory agreement between Brenton Bank and each of the Brenton Funds covering the time period from December 1, 2000 until the closing of the reorganization. We refer to this agreement as the Interim Advisory Agreement. The Interim Advisory Agreement approved by the Board is substantially identical to the agreement that existed between Brenton Bank and the Brenton Funds before December 1, 2000.

   Wells Fargo & Company has announced its intention to merge Brenton Bank into Wells Fargo Bank Iowa, N.A. on or about March 23, 2001. Because both Brenton Bank and Wells Fargo Bank Iowa, N.A. are wholly-owned subsidiaries of Wells Fargo & Company with common directors and management, under the federal securities laws this merger is not deemed to be a change in control or management that would terminate the Interim Advisory Agreement. Accordingly, although the Brenton Funds' Board will be asked to approve continuing the Interim Advisory Agreement following this merger, Brenton Fund shareholder approval of Wells Fargo Bank Iowa, N.A. as advisor is not specifically required and will not be sought. References in these materials to Brenton Bank as interim advisor to the Brenton Funds should be interpreted to include Wells Fargo Bank Iowa, N.A. following this 2001 merger.

                               Table of Contents

                                                                          PAGE
                                                                          ----
Introduction.............................................................   5

Proposal 1: Approval of Reorganization of the Brenton Funds..............   5

 Reasons for the Reorganization..........................................   5
 Summary.................................................................   6
  Comparison of Current Fees.............................................   6
  Comparison of Investment Objectives, Principal Investment Strategies
   and Policies..........................................................   7
  Common and Specific Risk Considerations................................  10
  Comparison of Shareholder Services and Procedures......................  12
  Comparison of Investment Advisors and Investment Advisory Fees.........  13
  Comparison of Other Principal Service Providers........................  14
  Comparison of Business Structures......................................  15
 Terms of the Reorganization.............................................  15
 Board Consideration of the Reorganization...............................  16
 Performance.............................................................  18
 Material Federal Income Tax Consequences and Federal Tax Opinions.......  18
 Fees and Expenses of the Reorganization.................................  20

Proposal 2: Approval of an Interim Investment Advisory Agreement.........  20

 Summary.................................................................  20
 Terms of the Interim Investment Advisory Agreement......................  21
 Approval by the Board of Trustees.......................................  21

Information on Voting....................................................  22
Existing and Pro Forma Capitalizations...................................  23
Outstanding Shares.......................................................  24
Interest of Certain Persons in the Transactions..........................  24

Exhibit A--Fee Tables.................................................... A-1
Exhibit B--Comparison of Investment Objectives, Principal Investment
 Strategies and Policies................................................. B-1
Exhibit C--Additional Information about Brenton Bank..................... C-1
Exhibit D--Management's Discussion of Fund Performance for Each of the
 Wells Fargo Funds....................................................... D-1

                                 INTRODUCTION

   On December 1, 2000, Wells Fargo & Company, the parent company of Wells Fargo Bank and Wells Fargo Funds Management, acquired Brenton Banks, Inc., the parent company of Brenton Bank, the investment advisor to the Brenton Funds. We refer to this transaction as the Acquisition. The Board of Trustees of Coventry Group called this special shareholder meeting to allow shareholders of the Brenton Funds to consider and vote on two proposals arising out of the Acquisition. We refer to the Board of Trustees of Coventry Group as the Brenton Funds' Board. The first proposal concerns the proposed reorganization of three Brenton Funds into corresponding Wells Fargo Funds. We refer to these reorganizations as the Reorganization. The second proposal concerns the approval of an interim advisory agreement between each Brenton Fund and Brenton Bank, which is necessary because of the Acquisition.

            PROPOSAL 1: APPROVAL OF REORGANIZATION OF BRENTON FUNDS

   On November 16, 2000, the Brenton Funds' Board unanimously voted to approve the Reorganization, subject to approval by each Brenton Fund's shareholders. In the Reorganization, each Brenton Fund will transfer its assets to its corresponding Wells Fargo Fund, which will assume the liabilities of the Brenton Fund. Upon the transfer of assets, shares of that Wells Fargo Fund will be distributed to shareholders of that Brenton Fund. Any shares you own of a Brenton Fund at the time of the Reorganization will be cancelled and you will receive Institutional Class or Service Class shares of the corresponding Wells Fargo Fund having a value equal to the value of your shares of the Brenton Fund. The Reorganization is expected to be a tax-free transaction for federal income tax purposes. If approved by shareholders, the Reorganization is expected to occur on or about April 20, 2001.

Reasons for the Reorganization

   The Reorganization is part of the plan to consolidate all mutual fund operations after the Acquisition. Wells Fargo Funds Management currently operates a fund family consisting of over 65 mutual funds. Consolidating the Brenton Funds into the larger Wells Fargo Fund family can benefit all Brenton Fund shareholders.

   The Brenton Funds' Board concluded that participation in the proposed Reorganization is in the best interests of each Brenton Fund and its shareholders. In reaching that conclusion, the Trustees considered, among other things:

   1. The broader product array of the more than 65 Wells Fargo Fund mutual funds, and the expanded range of investment options and shareholder services available to investors in those funds.

   2. The greater breadth, depth and varied expertise of the investment management personnel employed by the investment advisor and sub-advisors of all of the Wells Fargo Funds.

   3. The enhanced viability of the combined Funds due to larger asset size and multiple channels of distribution for the Wells Fargo Funds.

   4. The potential greater investment opportunities, analyst coverage and market presence of the Wells Fargo Funds into which the Brenton Funds will be reorganized.

   5. The potential for greater operating efficiencies of the Wells Fargo Funds into which the Brenton Funds will be reorganized.

   6. The performance track records of the Wells Fargo Funds into which the Brenton Funds will be reorganized.

   7. The expense ratios of the Wells Fargo Funds as compared to their corresponding Brenton Funds.

   8. The tax-free nature of the Reorganization for federal income tax purposes.

   9. The compatibility of the investment objectives and principal investment strategies of the Wells Fargo Funds with those of the Brenton Funds.

  10. The undertaking by Wells Fargo Bank to bear the expenses of the Reorganization.

   The Brenton Funds' Board also concluded that the economic interests of the shareholders of the Brenton Funds would not be diluted as a result of the proposed Reorganization since the number of Wells Fargo Fund shares to be issued to Brenton Fund shareholders will be calculated based on the respective net asset value of the Funds. For a more complete discussion of all of the factors considered by the Brenton Funds' Board in approving the Reorganization, see pages 5-20.

                                    SUMMARY

   The following summary highlights differences between each Brenton Fund and its corresponding Wells Fargo Fund that you will own after the Reorganization. This summary is not complete and does not contain all of the information that you should consider before voting on the Reorganization. For more complete information, please read this entire document and the enclosed Wells Fargo Fund prospectus(es).

Comparison of Current Fees

   As shown in the following chart, in every case, the Wells Fargo Funds have total operating expense ratios that are lower than those of the corresponding share classes of the Brenton Funds, both before and after waivers and reimbursements.

                            Total Operating                              Total Operating
                           Expenses Before/                             Expenses Before/
Brenton Fund/              After Waivers and Wells Fargo Fund/          After Waivers and
Share Class                 Reimbursements   Share Class                 Reimbursements
-------------------------- ----------------- -------------------------- -----------------
Value Equity Fund                            Growth Fund
 Single Class                 1.65%/1.20%     Institutional Class          1.02%/1.00%

Intermediate U.S. Government Securities Fund Intermediate Government Income Fund
 Single Class                 1.60%/1.01%     Institutional Class          0.79%/0.68%

U.S. Government Money Market Fund            Government Money Market Fund
 Class M                      1.56%/0.89%     Service Class                0.57%/0.50%

   Another important point to consider is that currently, the actual fees paid by the Brenton Funds are less than their permitted gross fees because of fee waivers by certain of the Brenton Funds' service providers, but, with the exception of a portion of the waiver for the Brenton U.S. Government Money Market Fund, the waivers are voluntary, which means the waivers and reimbursements could be rescinded at any time, increasing the total operating expenses of the Brenton Funds. Currently, the advisor to the Brenton U.S. Government Money Market Fund is obligated to waive 0.14% of its advisory fee through March 31, 2001, which means that the net operating expense ratio for this Fund cannot be increased above 1.42% until after March 31, 2001. In contrast, Wells Fargo Funds Management, as the investment advisor and administrator to each of the Wells Fargo Funds is contractually obligated through waivers or reimbursements to maintain the net operating expense ratios shown in the chart above. Wells Fargo Funds Management is obligated to maintain the net operating expense ratio for the Growth Fund until at least February 1, 2002, to maintain the net operating expense ratio for the Intermediate Government Income Fund until at least October 1, 2001, and to maintain the net operating expense ratio for the Government Money Market Fund until at least August 1, 2001. Upon the expiration of the applicable mandatory waiver period, the net operating expense ratios of each Wells Fargo Fund may be increased only with the approval of the Wells Fargo Funds' Board of Trustees. See Exhibit A for a breakdown of the specific fees charged to each Wells Fargo Fund and Brenton Fund, and more information about expenses.

Comparison of Investment Objectives, Principal Investment Strategies and
Policies

   Each Brenton Fund and its corresponding Wells Fargo Fund pursue similar investment objectives and hold substantially similar securities. As a result, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the acquiring Wells Fargo Fund. A few key differences do exist, which are summarized here.

   The Brenton Funds' investment objective(s) are fundamental, which means that the Board cannot change them without shareholder approval. The Wells Fargo Funds' investment objective(s) are classified as non-fundamental, which means that the Board can change them without shareholder approval. The Wells Fargo Funds believe that this approach allows the Board to better respond to changing market conditions and to save the Wells Fargo Funds and their shareholders money by eliminating the need to solicit proxies to obtain shareholder approval to change an investment objective to respond to changing market conditions.

   The Wells Fargo Funds and the Brenton Funds have similar "fundamental" investment policies that can only be changed with shareholder approval and can restrict a fund's ability to respond to new developments and changing trends. Investment policies may limit a portfolio manager from investing in a security that is consistent with the investment objectives and principal investment strategies of a Fund and otherwise an appropriate investment. Generally, the Wells Fargo Funds' fundamental investment policies, particularly with respect to each Fund's ability to borrow money and make loans, are slightly less restrictive than the Brenton Funds' policies because they were developed with a view to avoiding restrictions that unnecessarily hamper a portfolio manager's discretion, and to conforming the investment polices of each of the Wells Fargo Funds to the flexibility currently allowed by federal and state law. For both the Brenton Fund family and the Wells Fargo Fund family, the list of "fundamental" policies is consistent across all funds in the respective family (with limited exceptions), which greatly facilitates compliance and monitoring activities.

   The following charts compare the investment objective(s) and principal investment strategies of each Brenton Fund and the corresponding Wells Fargo Fund, and describes the key differences between the Funds. A more detailed comparison of the Funds' investment objectives, strategies and other investment policies can be found at Exhibit B. You can find additional information about a specific Fund's investment objective(s), principal investment strategies and investment policies in its prospectus and SAI.

  FUND NAMES     OBJECTIVE         PRINCIPAL STRATEGY     KEY DIFFERENCES
----------------------------------------------------------------------------------
  Brenton Value  Seeks long-term   The Fund invests       . The Brenton Value
  Equity Fund    capital           primarily in a           Equity Fund invests
                 appreciation.     diversified portfolio    primarily in
                                   of large                 securities of large
                                   capitalization           capitalization
                                   companies with strong    companies, whereas the
                                   earnings potential and   Wells Fargo Growth
                                   strives for high over-   Fund may invest in
                                   all return while         companies with mid- to
                                   minimizing risk          large-capitalizations.
                                   through the selection    The Wells Fargo Growth
                                   of quality dividend      Fund, however, focuses
                                   paying equity            its investment
                                   securities.              strategy on larger
                                                            capitalization stocks.
----------------------------------------------------------------------------------
  Wells Fargo    Seeks long-term   The Fund invests       . Although the
  Growth Fund    capital           primarily in a           differences in the
                 appreciation.     diversified portfolio    Funds' names suggest
                                   of common stocks and     different security
                                   other equity             selection criteria,
                                   securities of domestic   both Funds have a
                                   and foreign companies,   growth component and a
                                   whose market             value component as
                                   capitalization falls     part of their
                                   within the range of      investment strategies.
                                   the Russell 1000         The Brenton Value
                                   Index, which is          Equity Fund uses a
                                   considered a mid- to     relative value
                                   large-capitalization     approach in selecting
                                   index. The Fund looks    a portion of its
                                   for companies that       securities. The
                                   have a strong earnings   portion selected using
                                   growth trend that it     this approach may
                                   believes have above-     vary, but some portion
                                   average prospects for    of the overall
                                   future growth, or that   portfolio is always
                                   the Fund's advisor       selected using this
                                   believes are             approach. In contrast,
                                   undervalued.             the Wells Fargo Growth
                                                            Fund may invest in
                                                            equity securities that
                                                            the advisor believes
                                                            are undervalued or
                                                            have above-average
                                                            prospects for growth,
                                                            but there is no
                                                            requirement that such
                                                            Fund always use the
                                                            undervalued criteria
                                                            to select any portion
                                                            of its securities.

                                                          . Both Funds can invest
                                                            in foreign securities,
                                                            however, the Brenton
                                                            Value Equity Fund can
                                                            only invest up to 10%
                                                            of its total assets in
                                                            such securities,
                                                            whereas the Wells
                                                            Fargo Growth Fund can
                                                            invest up to 25% of
                                                            its assets in such
                                                            securities.

  FUND NAMES     OBJECTIVE         PRINCIPAL STRATEGY     KEY DIFFERENCES
---------------------------------------------------------------------------------
  Brenton        Seeks total       The Fund invests       . There are no material
  Intermediate   return            primarily in U.S.        differences between
  U.S.           consistent with   Treasury bills, notes    the two Funds because
  Government     the production    and other short-term     they invest in
  Securities     of current        obligations issued or    similar securities
  Fund           income and the    guaranteed by the U.S.   with similar maturity
                 preservation of   Government, its          ranges.
                 capital.          agencies or
                                   instrumentalities
                                   ("U.S. Government
                                   Obligations") and will
                                   maintain a dollar-
                                   weighted average
                                   maturity of 3 to 10
                                   years. The Fund seeks
                                   total return
                                   consisting of interest
                                   from underlying
                                   securities and capital
                                   appreciation reflected
                                   in unrealized
                                   increases in the value
                                   of portfolio
                                   securities or realized
                                   from the purchase and
                                   sale of securities.
---------------------------------------------------------------------------------
  Wells Fargo    Seeks current     The Fund invests
  Intermediate   income            primarily in fixed and
  Government     consistent with   variable rate U.S.
  Income Fund    safety of         Government
                 principal.        Obligations. Under
                                   normal circumstances,
                                   the Fund invests at
                                   least 65% of its
                                   assets in U.S.
                                   Government Obligations
                                   and may invest up to
                                   35% of its total
                                   assets in debt
                                   securities that are
                                   not U.S. Government
                                   obligations. The Fund
                                   has a target average
                                   portfolio duration in
                                   a range based on the
                                   average duration of 5-
                                   year U.S. Treasury
                                   securities, which
                                   generally ranges from
                                   4 to 10 years.

  FUND NAMES     OBJECTIVE         PRINCIPAL STRATEGY     KEY DIFFERENCES
---------------------------------------------------------------------------------
  Brenton U.S.   Seeks current     The Fund invests in    . There are no material
  Government     income            short-term U.S.          differences between
  Money Market   consistent with   Government Obligations   the two Funds because
  Fund           maintaining       which have remaining     they invest in
                 liquidity and     maturities of 397        similar securities
                 stability of      calendar days            with similar maturity
                 principal.        (thirteen months) or     ranges.
                                   less. The Fund may
                                   also invest in master
                                   demand notes and
                                   repurchase agreements
                                   with respect to U.S.
                                   Government
                                   Obligations. The
                                   dollar-weighted
                                   average maturity of
                                   the obligations held
                                   by the Fund will not
                                   exceed 90 days.
---------------------------------------------------------------------------------
  Wells Fargo    Seeks high        The Fund invests in
  Government     current income,   principally in U.S.
  Money Market   while preserving  Government Obligations
  Fund           capital and       or repurchase
                 liquidity.        agreements
                                   collateralized by U.S.
                                   Government
                                   Obligations. Under
                                   normal market
                                   conditions, the Fund
                                   invests at least 65%
                                   of its total assets in
                                   such securities. The
                                   Fund maintains at
                                   least 80% of its
                                   portfolio in high-
                                   quality, short-term
                                   obligations of
                                   domestic and foreign
                                   issuers. The dollar-
                                   weighted average
                                   maturity of the
                                   obligations held by
                                   the Fund will not
                                   exceed 90 days.

Common and Specific Risk Considerations

   Because of the similarities in investment objectives and policies, the Brenton Funds and the Wells Fargo Funds are subject to substantially similar investment risks. The following discussion describes the principal risks that may affect the Funds' portfolios as a whole, and compares the principal risks associated with each Brenton Fund and its corresponding Wells Fargo Fund. You will find additional descriptions of specific risks for each Fund below and in the prospectus for the particular Brenton Fund or Wells Fargo Fund.

   Equity Securities. Funds that invest in equity securities are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Funds that invest in foreign companies (including investments made through ADRs and similar instruments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund's investments in foreign companies and emerging markets are also subject to special risks associated with international investing, including currency, economic, political, regulatory and diplomatic risks.

   Debt Securities. Funds that invest in debt securities, such as notes and bonds, are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in a Fund's portfolio investments, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the securities have adjustable or variable rate features, which can reduce the effect of interest rate changes on the value of those securities. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, and affect their value and the return on your investment.

   Mortgage- and Asset-Backed Securities. Funds that invest in mortgage- and asset-backed securities are subject to additional risks besides interest rate and credit risk. Mortgage-backed securities may not be guaranteed by the U.S. Treasury. Mortgage and asset-backed securities are subject to prepayment acceleration and extension risk, either of which can reduce the rate of return on a portfolio. Asset-backed securities also are subject to the risk of default on the underlying assets, particularly during periods of economic downturn.

 Brenton Value Equity Fund/Wells Fargo Growth Fund

   The principal risks associated with investing in the Brenton Value Equity Fund and the Wells Fargo Growth Fund are the risks associated with investments in equity securities as described above. Both the Brenton Value Equity Fund and the Wells Fargo Growth Fund may invest in foreign securities and thus, to the extent that they invest in such securities, may be subject to additional risks associated with foreign investments, including fluctuating currency rates and risks emanating from political and economic developments in foreign countries. Because the Wells Fargo Growth Fund may invest a larger portion of its assets in foreign securities (25% limit) than the Brenton Value Equity Fund (10% limit), it may be subject to a greater degree of foreign investment risk if it invests a larger percentage of its assets in foreign securities than the Brenton Value Equity Fund.

 Brenton Intermediate U.S. Government Securities Fund/Wells Fargo Intermediate Income Fund

   Both Funds invest in similar securities and have similar risks. The principal risks of investing in the Brenton Intermediate U.S. Government Securities Fund and the Wells Fargo Intermediate Government Income Fund are the risks associated with debt securities and mortgage- and asset-backed securities described above. The Brenton Intermediate U.S. Government Securities Fund maintains a dollar-weighted average maturity of 3 to 10 years, whereas the Wells Fargo Intermediate Government Income Fund targets a certain duration which generally results in a dollar-weighted average maturity from 4 to 10 years. As of December 31, 2000, the Wells Fargo Intermediate Government Income Fund had a dollar-weighted maturity of approximately 8.5 years, whereas the Brenton Intermediate U.S. Government Securities Fund, had a dollar-weighted maturity of 6.0 years. The interest rate risk of each Fund relative to the other is, in part, a reflection of the relative maturity of their portfolios. In general, the Fund with the longer weighted average maturity at any point in time is exposed to greater interest rate risk, but has a higher potential return.

 Brenton U.S. Government Money Market Fund/Wells Government Money Market Fund

   Both Funds are subject to the same principal risks. Both Funds seek to preserve the value of shareholders' investments by maintaining a stable net asset value of $1.00 per share, however, there is no guarantee that either Fund will be able to do so. Both Funds also are subject to the risks associated with debt securities. Last, because both Funds maintain portfolios with securities of short duration, each is subject to less interest rate risk than funds with portfolios of longer maturity duration. However, short-term Funds like the Brenton U.S. Government Money Market Fund and the Wells Fargo Government Money Market Fund generally do not earn as high a level of income as funds that invest in longer-term instruments.

Comparison of Shareholder Services and Procedures

   The Brenton Funds and Wells Fargo Funds have similar shareholder services and procedures. The Wells Fargo Funds, however, have a larger variety of share classes available to investors. The Brenton Funds offer one share class for the Value Equity Fund and the Intermediate U.S. Government Securities Fund. The Brenton U.S. Government Money Market Fund is available in Class M and Class S shares. The Wells Fargo Funds offer three retail classes, Class A, Class B and Class C shares. Also, the Wells Fargo Funds offer Institutional Class and Service Class shares of certain Funds, and Online shares of two Funds.

   The Brenton Funds' Value Equity Fund and Intermediate U.S. Government Securities Funds shares have a front-end load or sales charge. This front-end load is waived for certain investors, including trust clients of Brenton Bank. All Brenton Value Equity Fund and Intermediate U.S. Government Securities Fund shareholders will receive shares of the Institutional Class of the corresponding Wells Fargo Fund. Shareholders of the Brenton U.S. Government Money Market Fund shares will receive Service Class shares of the Wells Fargo Government Money Market Fund. The Wells Fargo Funds do not charge a sales load on Institutional Class or Service Class shares. All former shareholders of the Brenton Value Equity Fund and the Brenton Intermediate U.S. Government Securities Fund will be permitted to make additional investments in Institutional Class shares of any Fund in the Wells Fargo Fund family that offers Institutional Class shares whether or not they would otherwise qualify. Similarly, all shareholders of the Brenton U.S. Government Money Market Fund will be permitted to make additional investments in Service Class shares of any Fund in the Wells Fargo Fund family that offers Service Class shares whether or not they would otherwise qualify. Therefore, a retail shareholder who currently pays a sales charge may not need to pay a sales charge when purchasing Wells Fargo Fund shares after the merger. For more detailed information on sales charges, including volume purchase sales charge breakpoints and waivers, and reductions of deferred sales charges over time, see the Funds' prospectuses. The Reorganization will not trigger any sales charges for shareholders.

   Each Brenton Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares. Similarly, some share classes of the Wells Fargo Funds have adopted a distribution plan and shareholder servicing plan to permit the Funds to pay for shareholder servicing and distribution-related services. The classes of the Wells Fargo Funds impacted by this reorganization (the Wells Fargo Growth Fund, the Wells Fargo Intermediate Government

Income Fund and the Wells Fargo Government Money Market Fund) do not charge distribution fees or shareholder servicing fees. The Brenton Value Equity Fund, Intermediate U.S. Government Securities Fund and U.S. Government Money Market Fund Class M shares, each have a distribution fee of 0.50%. The Brenton Funds have no shareholder servicing fee.

   The Brenton Funds and Wells Fargo Funds have substantially similar policies with respect to redemption procedures and the pricing of fund shares. The Wells Fargo Funds and Brenton Funds generally permit exchanges between like share classes of all their funds. For both the Brenton Funds and the Wells Fargo Funds, an exchange of fund shares generally is taxable for federal income tax purposes. Both the Brenton Funds and the Wells Fargo Funds permit systematic withdrawals from their respective funds. If you have a systematic withdrawal plan in effect for your Brenton Fund holdings, it will automatically be carried over to the Wells Fargo Funds.

   Both the Brenton Funds and the Wells Fargo Funds distribute capital gains, if any, to shareholders at least annually. The Brenton Funds and Wells Fargo Funds that invest primarily in equity securities declare and pay distributions of net investment income on a different frequency. The chart below summarizes when distributions are declared and paid for the Brenton Funds and the Wells Fargo Funds.

Name of Fund                                Frequency Declared Frequency Paid
------------------------------------------  ------------------ --------------
Brenton Value Equity Fund                       quarterly        quarterly
Wells Fargo Growth Fund                         annually         annually

Brenton Intermediate U.S. Government
 Securities Fund                                monthly          monthly
Wells Fargo Intermediate Government Income
 Fund                                           monthly          monthly
Brenton U.S. Government Money Market Fund       daily            monthly
Wells Fargo Government Money Market Fund        daily            monthly

Both the Brenton Funds and the Wells Fargo Funds offer a choice between automatically reinvesting dividends in additional shares and receiving the distribution by check.

   The Brenton Funds' prospectus and the Wells Fargo Funds' prospectuses and SAIs contain more detailed discussions of shareholder services and procedures.

Comparison of Investment Advisors and Investment Advisory Fees

   Wells Fargo Funds Management serves as the investment advisor to the Wells Fargo Growth, Intermediate Government Income and Government Money Market Funds. Wells Fargo Funds Management is located at 525 Market Street, San Francisco, CA 94105. Wells Fargo Bank, which advised the Wells Fargo Funds prior to the February 1, 2001 spin-off of Wells Fargo Funds Management, was founded in 1852 and is the oldest bank in the western United States and one of the largest banks in the United States. Wells Fargo Bank and Wells Fargo Funds Management are wholly-owned subsidiaries of Wells Fargo & Company, a national bank holding company. As of December 31, 2000, Wells Fargo Bank and its affiliates provided advisory services for over $129 billion in assets. Brenton Bank, which is now an indirect wholly-owned subsidiary of Wells Fargo & Company, is currently the investment advisor to each of the Brenton Funds.

   The following chart highlights the annual rate of investment advisory fees paid by each Brenton Fund and Wells Fargo Fund as a percentage of average net assets.

                                                          Advisory Fee
Fund                                                     (Contractual)
----------------------------------------------------  --------------------
Brenton Value Equity Fund                             0-$25 million  0.74%
                                                      > $25 million  0.60%
 Wells Fargo Growth Fund                                             0.75%
Brenton Intermediate U.S. Government Securities Fund  0-$25 million  0.50%
                                                      > $25 million  0.30%
 Wells Fargo Intermediate Government Income Fund                     0.50%
Brenton U.S. Government Money Market Fund             0-$250 million 0.40%
                                                      > $250 million 0.30%
 Wells Fargo Government Money Market Fund                            0.35%

   Wells Capital Management Incorporated, or WCM, a wholly owned subsidiary of Wells Fargo Bank, is the sub-advisor for each of the Wells Fargo Funds. As of December 31, 2000, WCM provided advisory services for over $86 billion in assets. The Brenton Funds have no sub-advisor.

Comparison of Other Principal Service Providers

   The following is a list of principal service providers for the Brenton Funds and the Wells Fargo Funds:

                                             Service Providers
                           --------------------------------------------------------
        Service             Brenton Funds               Wells Fargo Funds
-----------------------------------------------------------------------------------
  Investment Advisor    Brenton Bank           Wells Fargo Funds Management
                        2840 Ingersoll         525 Market Street
                        Des Moines, Iowa 50312 San Francisco, CA 94120
-----------------------------------------------------------------------------------
  Sub-advisor           None                   WCM
                                               525 Market Street
                                               San Francisco, CA 94120
-----------------------------------------------------------------------------------
  Distributor           BISYS Fund Services    Stephens Inc.
                        Limited Partnership    111 Center Street
                        3435 Stelzer Road      Little Rock, AR 72201
                        Columbus, Ohio 43219
-----------------------------------------------------------------------------------
  Administrator         BISYS Fund Services    Wells Fargo Funds Management
                        Ohio, Inc.
-----------------------------------------------------------------------------------
  Custodian             Brenton Bank           Wells Fargo Bank Minnesota, N.A.
-----------------------------------------------------------------------------------
  Fund Accountant       BISYS Fund Services    Forum Accounting Services, LLC
                        Ohio, Inc.
-----------------------------------------------------------------------------------
  Transfer Agent and    BISYS Fund Services    Boston Financial Data Services, Inc.
  Dividend Disbursing   Ohio, Inc.
  Agent
-----------------------------------------------------------------------------------
  Independent Auditors  Ernst & Young LLP      KPMG LLP

Comparison of Business Structures

   Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and each Fund's governing documents create additional operating rules and restrictions that funds must follow. The Brenton Funds are organized as series of a Massachusetts business trust, whereas the Wells Fargo Funds are series of a Delaware business trust. This difference will not significantly affect the operation of your Fund or change the responsibilities, powers or the fiduciary duty of the Wells Fargo Funds' Board of Trustees.

   Under both Delaware and Massachusetts law, shareholders have the right to vote on matters as specified in the Trust Instrument or Declaration of Trust. The Wells Fargo Funds' Declaration of Trust requires shareholder approval of a matter only if required under the federal securities laws or if the Board decides to submit the matter to shareholders. Accordingly, Wells Fargo Fund shareholders may have more limited voting rights than the shareholders of the Brenton Funds. In this regard, the Coventry Group's Declaration of Trust permits shareholders to vote on amendments to the Trust Instrument that would adversely affect shareholders' rights. The Wells Fargo Funds' Declaration of Trust permits the Board of Trustees to amend it without shareholder approval unless the federal securities laws expressly require it. Similarly, the Coventry Group's Declaration of Trust gives shareholders the express right to vote on certain mergers and reorganizations, and requires the affirmative vote of a majority of the outstanding shares. Wells Fargo Fund shareholders have the right to vote for reorganizations only if expressly required under the federal securities laws.

Terms of the Reorganization

   At the effective time of the Reorganization, each Wells Fargo Fund will acquire all of the assets, and assume all of the liabilities, of the corresponding Brenton Fund shown in the table below in exchange for shares of the corresponding class of the Wells Fargo Fund.

                Brenton Funds                                Wells Fargo Funds
 --------------------------------------------   --------------------------------------------
              Value Equity Fund                            Growth Fund (I Class)
 Intermediate U.S. Government Securities Fund     Intermediate Government Income (I Class)
    U.S. Government Money Market (Class M)      Government Money Market Fund (Service Class)

   Each Wells Fargo Fund will issue the number of full and fractional shares determined by dividing the net value of all the assets of each respective Brenton Fund by the net asset value of one share of the Wells Fargo Fund. The Agreement and Plan of Reorganization, copies of which are available upon request, provides the time for and method of determining the net value of the Brenton Funds' assets and the net asset value of a share of the Wells Fargo Funds. To determine the valuation of the assets transferred by each Brenton Fund and the number of shares of each Wells Fargo Fund to be transferred, the parties will use the standard valuation methods used by the Wells Fargo Funds in determining daily net asset values, which do not differ materially from the standard methods used by the Brenton Funds. The valuation will occur on the closing date of the Reorganization, which is expected to be on or about April 20, 2001, and will be done at the time of day the Brenton Funds and Wells Fargo Funds ordinarily calculate their net asset value.

   Each Brenton Fund will distribute the Wells Fargo Fund shares received in the Reorganization to its shareholders in liquidation of the Brenton Fund. Through this process, shareholders of record of each Brenton Fund will be credited with shares of the corresponding Wells Fargo Fund having a value equal to the Brenton Fund shares that the shareholders hold of record at the effective time of the Reorganization. At that time, each Brenton Fund will redeem and cancel its outstanding shares and will wind-up its affairs and terminate as soon as is reasonably practicable after the Reorganization.

   The parties may terminate the Reorganization plan by mutual consent and each party has the right to unilaterally terminate the Reorganization plan under certain circumstances. Completion of the Reorganization is subject to numerous conditions set forth in the Reorganization plan. An important condition to closing is that the Brenton Funds and Wells Fargo Funds receive a tax opinion to the effect that the Reorganization will not be taxable for federal income tax purposes for the Brenton Funds, the Wells Fargo Funds or the Brenton Funds' shareholders. Other material conditions include the receipt of legal opinions regarding the Brenton Funds, the Wells Fargo Funds and the Reorganization. Last, the closing is conditioned upon both the Brenton Funds and Wells Fargo Funds receiving the necessary documents to transfer the assets and liabilities of each Brenton Fund to its corresponding Wells Fargo Fund, and to transfer the Wells Fargo Fund shares back to its corresponding Brenton Fund in exchange for the assets received.

Board Consideration of the Reorganization

   The Trustees of the Brenton Funds were first advised of the proposed Reorganization of the Brenton Funds into the Wells Fargo Funds at the regular quarterly meeting of the Trustees held on August 16, 2000. During this meeting the Brenton Funds' Board requested additional written materials concerning the Wells Fargo Funds and the proposed Reorganization to be presented at the scheduled November 16, 2000 meeting.

   As requested at the November 16, 2000, regular quarterly meeting of the Trustees, Wells Fargo and Brenton Bank provided additional written materials on the proposed Reorganization to the Brenton Funds' Board. Those materials included information on the investment objectives and the strategies of the Wells Fargo Funds, comparative operating expense ratio and performance information, a description of the service providers and marketing plans for the Wells Fargo Funds, and an analysis of the projected benefits to Brenton Fund shareholders from the proposed Reorganization. After discussing and considering these materials, the Brenton Funds' Board unanimously approved the Reorganization plan and determined that the Reorganization of the Brenton Funds into the Wells Fargo Funds would be in the best interests of each Brenton Fund and its shareholders. The Brenton Funds' Board further determined that the interests of existing shareholders of each Fund would not be diluted upon the Reorganization. Consequently, the Brenton Funds' Board unanimously recommends approval of the Reorganization for the following reasons:

  .  GREATER PRODUCT ARRAY AND ENHANCED RANGE OF INVESTMENT OPTIONS

   Investors in the Wells Fargo Funds family enjoy a wide array of investment options and strategies. The Wells Fargo Funds family consists of more than 65 mutual funds, including over 20 different equity funds, 12 asset allocation and balanced funds, 11 tax-free funds, 8 income funds and 14 money market funds. Currently, the Brenton Funds family has three funds, of which one is an equity fund, one is a government securities income fund and one is a government money market fund.

   This broader range of investment options will permit an investor in the Wells Fargo Funds family to diversify his or her investments and to participate in investment styles currently prevalent in the market. Shareholders are free, with a few exceptions, to make exchanges across the entire spectrum of

Wells Fargo Funds. The Wells Fargo Funds family also employs seven different sub-advisors to provide specialized expertise with respect to certain investment styles and market segments, including international, index, small cap, mid cap and large cap styles and domestic and foreign technology companies. Thus, if the Reorganization is approved, you will have increased investment options and greater flexibility to change investments.

  .  TAX-FREE CONVERSION OF BRENTON FUND SHARES

   If you were to redeem your investment in the Brenton Funds to invest in the Wells Fargo Funds or another investment product, you generally would recognize gain or loss for federal income tax purposes upon the redemption of the shares. By contrast, it is intended that the proposed Reorganization of the Brenton Funds will result in your investment being transferred to the corresponding Wells Fargo Fund without recognition of gain or loss for federal income tax purposes. Based on the conclusion that the Reorganization is not taxable, after the Reorganization you will have the same basis and holding period for your Wells Fargo Fund shares as you had for your Brenton Fund shares for federal income tax purposes. As a shareholder of an open-end fund, you will continue to have the right to redeem any or all of your shares at net asset value at any time. At that time, you generally would recognize a gain or loss for federal income tax purposes.

  .  MARKET PRESENCE

   The Reorganization has the potential for the former shareholders of the Brenton Funds to achieve greater investment leverage and market presence. As of November 31, 2000, the Wells Fargo Fund family had approximately $67 billion in assets, and was the 24th largest mutual fund family in the United States. Fund investment opportunities for a mutual fund or a fund family tend to increase as fund or fund family assets increase by giving fund portfolio managers broader investment opportunities and lower trading costs.

  .  IMPROVED OPERATING EFFICIENCIES

   The Wells Fargo Funds have the potential to operate more efficiently than the Brenton Funds by, among other things, having a larger group of funds with greater assets, thereby reducing certain fixed costs as a percentage of fund assets, such as legal, compliance and the board of trustee expenses. The Reorganization also has the potential to achieve efficiencies by eliminating the need for two sets of service providers, compliance systems and boards of trustees.

  .  ENHANCED VIABILITY

   The combined Brenton and Wells Fargo Funds will be more viable due to the larger asset size and the multiple channels of distribution. Shares of the Wells Fargo Funds are sold through 32 organizations affiliated with Wells Fargo & Company and through 288 third-party organizations. As a result of those relationships, sales of new shares of the Wells Fargo Funds are significantly higher than sales of new shares of the Brenton Funds. The multiple distribution channels available to the Wells Fargo Funds should enhance the market presence and facilitate the operating efficiencies described above.

  .  COMPATIBLE OBJECTIVES AND INVESTMENT STRATEGIES

   As discussed in the section entitled "Comparison of Investment Objectives, Principal Investment Strategies and Policies," each Wells Fargo Fund and Brenton Fund have compatible investment objectives and strategies, although the phrasing of the investment objective(s) differ slightly. As a result, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the Wells Fargo Fund. It also is not expected to significantly alter the risk/potential return profile of any shareholder's investment.

  .  EXPENSES OF THE REORGANIZATION

   Well Fargo Bank has agreed to pay all of the expenses of the Reorganization so shareholders of the Brenton Funds and Wells Fargo Funds will not bear these costs.

Performance

   The following table shows the average annual total returns of the Brenton Funds and Wells Fargo Funds for 1, 5 and 10 years (or, if less, since inception). For more information regarding the total returns of each of the Funds, see the "Financial Highlights" in the Wells Fargo Funds' prospectuses accompanying this statement or your Brenton Fund prospectus. Of course, past performance does not predict future results. All returns reflect the effect of fee waivers. Without these fee waivers the average annual total returns for the Funds would have been lower. Total returns presented do not include the impact of sales charges.

Average Annual Total Return
As of September 30, 2000
(Inception date of fund)               1 Year  5 Years 10 Years Since Inception
-------------------------------------  ------  ------- -------- ---------------
Brenton Value Equity Fund (8/9/94)     13.23%   17.97%    N/A        18.64%/1/
Wells Fargo Growth Fund
 (Institutional Class)/2/              14.55%   18.12%  16.34%         N/A
Brenton Intermediate U.S. Government
 Securities Fund (8/9/94)               5.16%    5.05%    N/A         5.63%/1/
Wells Fargo Intermediate Government
 Income Fund (Institutional Class)/3/   6.18%    5.78%   6.50%         N/A
Brenton U.S. Government Money Market
 Fund (8/9/94)                          5.24%    4.78%    N/A         4.79%
Wells Fargo Government Money Market
 Fund (Service Class)                   5.67%    5.62%   4.78%         N/A

--------
/1/ The performance history is from inception date, which is next to the fund's name, because the fund is not old enough to have a 10-year history.

/2/ The Institutional Class shares of the Wells Fargo Growth Fund commenced operations on September 6, 1996. Performance shown for periods prior to the inception of the Institutional Class shares of the Fund reflects the performance of the Class A shares (which commenced operations on August 2, 1990) adjusted to reflect the fees and expenses of the Institutional Class shares.

/3/ The Institutional Class shares of the Wells Fargo Intermediate Government
    Income Fund commenced operations on November 11, 1994. Performance shown for periods prior to the inception of the Institutional Class shares of the Fund reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

Material Federal Income Tax Consequences and Federal Income Tax Opinions

   The following discussion summarizes the material federal income tax consequences of the Reorganization that are applicable to Brenton Fund shareholders. It is based on the Internal Revenue Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this proxy statement/prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. A Brenton Fund shareholder's tax treatment may vary depending upon his or her particular situation.

   Neither the Brenton Funds nor the Wells Fargo Funds has requested or will request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax consequences of the Reorganization or any related transaction. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. Brenton Fund shareholders are urged to consult with their own tax advisors and financial planners as to the particular tax consequences of the merger to the Brenton Fund shareholder, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

   The obligation of the Brenton Funds and the Wells Fargo Funds to consummate the Reorganization is conditioned upon the receipt of an opinion of counsel substantially to the effect that, on the basis of the representations set forth or referred to in the opinion, the Reorganization with respect to each Brenton Fund and the corresponding Wells Fargo Fund will be treated for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code and that a Brenton Fund and corresponding Wells Fargo Fund will each be a party to a reorganization within the meaning of
Section 368(b) of the Internal Revenue Code. Provided that the Reorganization so qualifies and a Brenton Fund and the corresponding Wells Fargo Fund are so treated:

  . Neither a Brenton Fund nor the corresponding Wells Fargo Fund will recognize any gain or loss as a result of the Reorganization.

  . A Brenton Fund shareholder will not recognize any gain or loss as a result of the receipt of Wells Fargo Fund shares in exchange for such shareholder's Wells Fargo Fund shares pursuant to the Reorganization.

  . A Brenton Fund shareholder's aggregate tax basis in Wells Fargo Fund shares received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in Brenton Fund shares held immediately before the Reorganization.

  . A Brenton Fund shareholder's holding period for the Wells Fargo Fund shares received pursuant to the Reorganization will include the period during which the Brenton Fund shares have been held.

   The tax opinion described above will be based upon facts, representations and assumptions to be set forth or referred to in the opinion and the continued accuracy and completeness of representations made by the Brenton Funds and the Wells Fargo Funds, including representations in certificates to be delivered by the management of each of the Brenton Funds and Wells Fargo Funds, which if incorrect in any material respect would jeopardize the conclusions reached in the opinion.

   Regardless of whether the acquisition of the assets and liabilities of a Brenton Fund by a corresponding Wells Fargo Fund qualifies as a tax free reorganization as described above, the sale of securities by a Brenton Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, is expected to result in a taxable distribution to the Brenton Funds' shareholders.

   Since its formation, each of the Brenton Funds and Wells Fargo Funds believes it has qualified as a separate "regulated investment company" under the Internal Revenue Code. Accordingly, each of the Brenton Funds and Wells Fargo Funds believes it has been, and expects to continue to be, relieved of federal income tax liability to the extent it makes distributions of its taxable income and gains to its shareholders.

Fees and Expenses of the Reorganization

   All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganization will be paid by Wells Fargo Bank.

         PROPOSAL 2: APPROVAL OF INTERIM INVESTMENT ADVISORY AGREEMENT

Summary

   At the meeting, shareholders also will be asked to consider and vote on an interim advisory agreement between Brenton Bank and each Brenton Fund covering the period from December 1, 2000 until the closing of the Reorganization. We refer to this agreement as the Interim Advisory Agreement. If the shareholders of any Brenton Fund do not approve the Reorganization, the Interim Advisory Agreement will not terminate with respect to that Fund.

   On December 1, 2000, Brenton Banks, Inc., the parent company of Brenton Bank, was acquired by Wells Fargo & Company in the Acquisition. Under the federal securities laws, the Acquisition terminated the existing advisory agreement between Brenton Bank and each Brenton Fund. Generally, an advisory agreement must be approved by a majority of the outstanding shares of a fund (as defined under the federal securities laws). However, there is an SEC rule that permits a fund board to approve an interim advisory agreement in anticipation of a transaction that will terminate an existing advisory agreement, provided that certain conditions are met. One of the conditions is that all fees must be paid into an escrow account, and that the proceeds of such account will be paid to the advisor if shareholders approve the interim agreement within 150 days of the termination of the previous agreement.

   In anticipation of the termination of the advisory agreement between each Brenton Fund and Brenton Bank, the Brenton Funds' Board approved an Interim Advisory Agreement between Brenton Bank and each Brenton Fund. The terms of the Interim Advisory Agreement with each Brenton Fund are substantially identical to the terms of the advisory agreement dated August 8, 1994 between Brenton Bank and each Brenton Fund that was in effect immediately before the Acquisition and approved by each Brenton Fund's initial shareholder on August 8, 1994. We refer to the advisory agreement in effect between Brenton Bank and each Brenton Fund as the Prior Advisory Agreement. The Brenton Funds' Board most recently reapproved the Prior Advisory Agreement at a meeting on February 17, 2000. The only differences between the Interim Advisory Agreement and the Prior Advisory Agreement are those differences mandated by the SEC rule permitting interim advisory arrangements and the dates in the agreements. The differences between the agreements relates to the term of the agreements and a provision in the Interim Advisory Agreement permitting the Brenton Funds' Board or shareholders of a Brenton Fund to terminate the interim agreement on ten days' notice. Thus, unless otherwise specified, a description of the Prior Advisory Agreement also describes the Interim Advisory Agreement. The material provisions of the Prior Advisory Agreement are described below in the section entitled "Terms of the Interim Advisory Agreement and the Prior Advisory Agreement."

   At the time of the Reorganization, each Well Fargo Fund will have an existing advisory agreement with Wells Fargo Funds Management. Thus, each Brenton Fund needs an Interim Advisory Agreement to cover only the period from December 1, 2000 through the closing date of the Reorganization. Accordingly, shareholders of each Brenton Fund are being asked to approve an Interim Advisory Agreement between the Brenton Fund and Brenton Bank, the current advisor to each Brenton Fund.

Terms of the Interim Advisory Agreement and the Prior Advisory Agreement

   The Prior Advisory Agreement provided that in exchange for providing advisory services, Brenton Bank was entitled to receive fees based on the average daily assets of each Brenton Fund. The chart below details the advisory fees payable under the Prior Advisory Agreement.

                                           Net Assets under
                                           Management as of
Name of Fund                               December 31, 2000  Break Point   Advisory Fee
-----------------------------------------  ----------------- -------------- ------------
Brenton Equity Value Fund                     $49,257,778     0-$25 million    0.74%
                                                              > $25 million    0.60%
Brenton Intermediate U.S. Government          $23,369,871     0-$25 million    0.50%
 Securities Fund                                              > $25 million    0.30%
Brenton U.S. Government Money Market Fund     $39,455,859    0-$250 million    0.40%
                                                             > $250 million    0.30%

   As stated before, under the Interim Advisory Agreement, the contractual advisory fees are the same as those under the Prior Advisory Agreement and listed in the chart above.

   Brenton Bank also serves as custodian to the Brenton Funds. The Brenton Funds made payments to Brenton Bank for providing custody services for the last fiscal year in the amounts specified in the chart below.

Name of Fund                                          Aggregate Amount Paid
----------------------------------------------------  ---------------------
Brenton Equity Value Fund                                    $14,010
Brenton Intermediate U.S. Government Securities Fund         $ 5,543
Brenton U.S. Government Money Market Fund                    $15,048

   Other than the payments referenced above, the Brenton Funds did not make any other payments to Brenton Bank or any other entity affiliated with Brenton Bank.

   No officer or Trustee of the Brenton Fund is affiliated with Brenton Bank. No officer or Trustee of the Brenton Funds has any material interest in Brenton Bank or any affiliated entity, or in any material transaction in which Brenton Bank or one of its affiliates is a party.

   For more information on Brenton Bank, including its officers and directors and significant shareholders, see Exhibit C.

Approval by the Board of Trustees of the Brenton Funds

   As described above, the Prior Advisory Agreement between Brenton Bank and the Brenton Funds terminated on December 1, 2000. In anticipation of that termination, and to ensure continuity of the advisory services provided to the Brenton Funds, on November 16, 2000 the Brenton Funds' Board approved the Interim Advisory Agreement between Brenton Bank and each Brenton Fund.

   In considering whether to approve the Interim Advisory Agreement and whether to submit the agreement to shareholders for approval, the Brenton Funds' Board considered the following factors: (1) Brenton Bank's representations that it would provide investment advisory and other services to the Brenton Funds of a scope and quality at least equal to the scope and quality of services provided under the Prior Advisory Agreement; (2) the substantially identical terms and conditions contained in the Interim Advisory Agreement as compared to the Prior Advisory Agreement; and (3) the assurances provided to the Brenton Funds' Board that the Brenton Funds would receive during the interim period the same investment advisory services, provided in the same manner, as they received under the Prior Advisory Agreement.

Information on Voting

   This proxy statement/prospectus is being provided in connection with the solicitation of proxies by the Brenton Funds' Board to solicit your vote for two proposals at a meeting of shareholders, which we refer to as the Meeting. The Meeting will be held at the offices of BISYS Fund Services located at 3435 Stelzer Road, Columbus, Ohio 43219 on April 6, 2001 at 2:00 p.m. (Eastern
Time).

   You may vote in one of three ways. You may complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States). You may vote on the Internet by going to http://www.proxyvote.com and following the instructions. Last, you also can call the toll-free number printed on your proxy ballot. To vote via the Internet or telephone you will need the "control number" that appears on your proxy card.

   You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit to the appropriate Brenton Fund a later dated proxy or a written notice of revocation, or otherwise give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

   Only shareholders of record on January 22, 2001 are entitled to notice of and to vote at the Meeting. Each share held as of the close of business on January 22, 2001 is entitled to one vote. For each Brenton Fund, the presence in person or by proxy of a majority of the outstanding shares of each Fund entitled to vote is required to constitute a quorum at the meeting for the transaction of all business, except voting for adjournment. In the absence of a quorum, a majority of the outstanding shares entitled to vote present in person or by proxy may adjourn the meeting until a quorum is present. Approval of the Reorganization by any Brenton Fund requires the vote of a majority of the outstanding shares of the Fund. Approval of the Interim Investment Advisory Agreement by any Brenton Fund requires approval by the lesser of (1) 67% or more of the voting shares of a Fund at the meeting, if holders of more than 50% of the Fund's outstanding shares are present or represented by proxy, or (2) more than 50% of a Fund's outstanding voting securities.

   The election inspectors will count your vote at the Meeting if cast by proxy or in person. The election inspectors will count:

  . votes cast "for" approval of the proposal to determine whether sufficient affirmative votes have been cast;

  . abstentions and broker non-votes of shares (in addition to votes cast "for") to determine whether a quorum is present at the Meeting, but not abstentions or broker non-votes to determine whether a proposal has been approved.

   Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

   The Brenton Funds' Board knows of no matters other than those described in this proxy statement/prospectus that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy.

   In addition to the solicitation of proxies by mail or expedited delivery service, the Brenton Funds' Board, and employees and agents of Wells Fargo & Company and Brenton Bank and their affiliates may solicit proxies by telephone. Wells Fargo Bank will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals.

Existing and Pro Forma Capitalization

   The following table sets forth as of the date specified in the chart below,
(i) the current capitalization of the Brenton Funds, (ii) the current capitalization of the Wells Fargo Funds, and (iii) the pro forma capitalization of the Wells Fargo Funds, adjusted to give effect to the proposed acquisition of assets at net asset value.

Brenton Value Equity Fund/                           Shares     Net Asset Value
Well Fargo Growth Fund           Total Net Assets  Outstanding     Per Share
-------------------------------  ---------------- ------------- ---------------
Brenton Value Equity Fund         $   50,775,352      2,732,972      18.58
Wells Fargo Growth Fund           $   47,487,965      1,955,554      24.28
 Institutional Class
Pro Forma Wells Fargo Growth      $   98,263,317      4,688,526      20.96
 Fund (as of 12/5/00)
 Institutional Class

Brenton Intermediate U.S.
Government Securities Fund/
Wells Fargo Intermediate                             Shares     Net Asset Value
Government Income Fund           Total Net Assets  Outstanding     Per Share
-------------------------------  ---------------- ------------- ---------------
Brenton Intermediate U.S.         $   23,139,929      2,310,727      10.01
 Government Securities Fund
Wells Fargo Intermediate          $  393,496,038     35,791,855      10.99
 Government Income Fund
 Institutional Class
Pro Forma Wells Fargo             $  416,635,967     38,102,582      10.93
 Intermediate Government Income
 Fund (as of 12/5/00)
 Institutional Class

Brenton U.S. Government Money
Market Fund/
Wells Fargo Government Money                         Shares     Net Asset Value
Market Fund                      Total Net Assets  Outstanding     Per Share
-------------------------------  ---------------- ------------- ---------------
Brenton U.S. Government Money     $   40,146,484     40,147,893       1.00
 Market Fund
Wells Fargo Government Money      $3,141,167,946  3,141,531,820       1.00
 Market Fund Service Class
Pro Forma Wells Fargo             $3,190,705,358  3,191,070,811       1.00
 Government Money Market Fund
 (as of 12/5/00) Service Class

Outstanding Shares

   As of January 22, 2001, each Brenton Fund and its corresponding Wells Fargo Fund had the following numbers of shares outstanding:

                                    Number of
                                     Shares
Brenton Funds                      Outstanding       Wells Fargo Fund
---------------------------------  ----------- ----------------------------
Equity Value Fund                              Growth Fund
Intermediate U.S. Government                   Intermediate Government
 Securities Fund                                Income Fund
U.S. Government Money Market Fund              Government Money Market Fund

Interest of Certain Persons in the Transactions

   To the knowledge of the Brenton Funds and Wells Fargo Funds, the following are the only persons who owned of record or beneficially, five percent or more of the outstanding shares of any Class of Brenton Fund or Wells Fargo Fund:

                                 [As of      ]
                            [Table to be inserted]

   To the knowledge of the Brenton Funds and Wells Fargo Funds, the following are the only persons who owned of record or beneficially, more than 25% of the outstanding shares of any class of a Brenton Fund or a Wells Fargo Fund:

                                 As of [     ]
                            [Table to be inserted]

   In addition, as of [        ], Brenton Bank an indirect wholly-owned
subsidiary of Wells Fargo & Company, or its affiliates controlled or held with sole or shared power to vote more than 25% of the outstanding shares of each of the Brenton Funds, respectively, in a trust, agency, custodial or other fiduciary or representative capacity. As a result, Brenton Bank may be deemed to control each of the Funds and may be able to greatly affect (if not determine) the outcome of the shareholder vote on the reorganization.
Therefore, [                ], an independent fiduciary engaged by Brenton
Bank will vote the shares of the Brenton Funds that are entitled to be voted
by Brenton Bank and its affiliates. As of [        ], the officers and
Trustees of Coventry Group as a group owned less than 1% of each Brenton Fund.
As of [        ], the officers and Trustees as a group of the Wells Fargo
Funds owned less than 1% of each of the Wells Fargo Funds.

                             EXHIBIT A--FEE TABLES

   These tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.

                                           Brenton Value       Wells Fargo
                                            Equity Fund        Growth Fund
                                           (Single Class) (Institutional Class)
                                           -------------- ---------------------
Shareholder Fees (fees paid directly from
 your investment):
  Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price)....       4.50%            None
  Maximum Deferred Sales Charge (Load) (as
   a percentage of the lower of the NAV on
   the date of original purchase or the
   NAV on the date of the redemption).....       None             None
Annual Fund Operating Expenses (expenses
 that are deducted from fund assets, as a
 percentage of average net assets)
  Management fee..........................       0.74%            0.75%
  Distribution (Rule 12b-1) fee...........       0.50%/1/         0.00%
  Other expenses..........................       0.41%            0.27%/2/
  Total Annual Fund Operating Expenses
   (Gross)................................       1.65%/1/         1.02%
  Waivers.................................     Note 1             0.02%
  Net Annual Fund Operating Expenses......     Note 1             1.00%/3/

--------
/1/ The Distributor of the Brenton Value Equity Fund is currently voluntarily waiving a portion of the 12b-1 fees owed by the Fund to maintain a distribution fee of 0.05%. Thus, for the current fiscal year, the net operating expense ratio for the Brenton Equity Value Fund is expected to be 1.20%. Because this waiver may be eliminated at any time, it is not shown in the above table.
/2/ Other expenses are based on estimated amounts for the current fiscal year. /3/ The Advisor and Administrator of the Wells Fargo Growth Fund has committed until at least February 1, 2002 to waive fees and/or reimburse expenses necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio for the Wells Fargo Growth Fund may be increased only with the approval of the Board of Trustees.

Example of Expenses:

   You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, that fee waivers are not in effect for the Brenton Fund, or for the Wells Fargo Fund after the first year, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                            Brenton Value       Wells Fargo
                                             Equity Fund        Growth Fund
                                            (Single Class) (Institutional Class)
                                            -------------- ---------------------
One Year...................................     $  610            $  102
Three Years................................     $  947            $  323
Five Years.................................     $1,307            $  561
Ten Years..................................     $2,317            $1,246

                                   Brenton Intermediate       Wells Fargo
                                     U.S. Government    Intermediate Government
                                     Securities Fund          Income Fund
                                      (Single Class)     (Institutional Class)
                                   -------------------- -----------------------
Shareholder Fees (fees paid
 directly from your investment):
  Maximum Sales Charge (Load) on
   Purchases (as a percentage of
   offering price)...............           3.50%                None
  Maximum Deferred Sales Charge
   (Load) (as a percentage of the
   lower of the NAV on the date
   of original purchase or the
   NAV on the date of the
   redemption)...................           None                 None
Annual Fund Operating Expenses
 (expenses that are deducted from
 fund assets, as a percentage of
 average net assets)
  Management fee.................           0.50%                0.50%
  Distribution (Rule 12b-1) fee..           0.50%/1/             0.00%
  Other expenses.................           0.60%/1/             0.29%/2/
  Total Annual Fund Operating
   Expenses (Gross)..............           1.60%/1/             0.79%
  Waivers........................         Note 1                 0.11%
  Net Annual Fund Operating
   Expenses......................         Note 1                 0.68%/3/

--------
/1/ The Distributor and Administrator of the Brenton Intermediate U.S.
    Government Securities Fund are voluntarily waiving a portion of the distribution and administration fees owed by the fund to maintain a net operating expense ratio of 1.01% for the current fiscal year. Because the waivers may be eliminated at any time, they are not shown in the above table.
/2/ Other Expenses are based on estimated amounts for the current fiscal year. /3/ The Advisor and the Administrator of the Wells Fargo Intermediate
    Government Income Fund has committed until at least October 1, 2001 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. After this time, the net operating expense ratio for the Wells Fargo Intermediate Government Income Fund may be increased only with the approval of the Board of Trustees.

Example of Expenses:

   You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, that fee waivers are not in effect for the Brenton Fund, or for the Wells Fargo Fund after the first year, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                    Brenton Intermediate       Wells Fargo
                                      U.S. Government    Intermediate Government
                                      Securities Fund          Income Fund
                                       (Single Class)     (Institutional Class)
                                    -------------------- -----------------------
One Year...........................        $  507                 $ 69
Three Years........................        $  837                 $233
Five Years.........................        $1,190                 $410
Ten Years..........................        $2,184                 $924

                                               Brenton U.S.     Wells Fargo
                                             Government Money Government Money
                                               Market Fund      Market Fund
                                                (Class M)     (Service Class)
                                             ---------------- ----------------
Shareholder Fees (fees paid directly from
 your investment):
  Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price)......       None             None
  Maximum Deferred Sales Charge (Load) (as a
   percentage of the lower of the NAV on the
   date of original purchase or the NAV on
   the date of the redemption)..............       None             None
Annual Fund Operating Expenses (expenses
 that are deducted from fund assets, as a
 percentage of average net assets)
  Management fee............................       0.40%            0.35%
  Distribution (Rule 12b-1) fee.............       0.50%            0.00%
  Other expenses............................       0.66%            0.22%/3/
  Total Annual Fund Operating Expenses
   (Gross)..................................       1.42%            0.57%
  Waivers...................................       0.14%/1/         0.07%
  Net Annual Fund Operating Expenses........       1.42%/2/         0.50%/4/

--------
/1/ The Advisor of the Brenton U.S. Government Money Market Fund has committed through at least March 31, 2001 to waive 0.14% of its advisory fee. After this time, the waiver can be eliminated at any time.
/2/ In addition, the Distributor and Administrator of the Brenton U.S.
    Government Money Market Fund are voluntarily waiving a portion of the distribution and administration fees owed by the Fund to maintain a net operating expense ratio of 0.89% for the current fiscal year. Because these waivers can be eliminated at any time, they are not shown in the above table.
/3/ Other Expenses are based on estimated amounts for the current fiscal year. /4/ The Advisor and Administrator of the Government Money Market Fund has
    committed until at least August 1, 2001 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio for the Fund may be increased only with the approval of the Board of Trustees.

Example of Expenses:

   You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same, that fee waivers are not in effect for the Brenton Fund, or for the Wells Fargo Fund after the first year, and that you redeem your shares at the end of each period. Your actual costs may be higher or lower than those shown.

                                                 Brenton U.S.     Wells Fargo
                                               Government Money Government Money
                                                 Market Fund       Market Fund
                                                  (Class M)      (Service Class)
                                               ---------------- ----------------
One Year......................................      $  145            $ 51
Three Years...................................      $  449            $176
Five Years....................................      $  776            $311
Ten Years.....................................      $1,702            $707

         EXHIBIT B--COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

WELLS FARGO GROWTH FUND

 Comparison of:             which will reorganize into
 BRENTON VALUE EQUITY FUND  WELLS FARGO GROWTH FUND

Objectives:

-------------------------------------------------------------------------------
  Brenton Value Equity Fund: . seeks long-term capital appreciation.
-------------------------------------------------------------------------------
  Wells Fargo Growth Fund:   . seeks long-term capital appreciation.
-------------------------------------------------------------------------------

Investment Strategies:

-------------------------------------------------------------------------------
  Brenton Value Equity Fund: The Brenton Value Equity Fund, a diversified portfolio, invests primarily in equity securities
                             of companies with market capitalizations in excess
                             of $500 million with strong earnings potential.
                             The Brenton Value Equity Fund strives for high
                             over-all returns and emphasizes investments while
                             minimizing risk through the selection of quality
                             dividend-paying equity securities. Under normal
                             market conditions, the Fund invests substantially
                             all, but not less than 65%, of the value of its
                             total assets in equity securities (common and
                             preferred stock, securities convertible into
                             common stock, warrants and rights to purchase
                             common stock). The Fund may invest in convertible
                             debentures that are rated within the three highest
                             categories by rating agency or that its advisor
                             determines are of comparable quality. Last, the
                             Brenton Value Equity Fund may invest up to 10% of
                             its total assets in securities of foreign issuers.
-------------------------------------------------------------------------------
  Wells Fargo Growth Fund:   The Wells Fargo Growth Fund, a diversified
                             portfolio, invests primarily in common stocks and
                             other equity securities that that strong earnings
                             growth and above-average prospects for future
                             growth. The Fund's investment advisor focuses its
                             investment strategy on larger capitalization
                             stocks. Under normal market conditions, the Fund
                             invests:
                             . at least 65% of total assets in equity
                               securities, including common and preferred
                               stocks and securities convertible into common
                               stocks;
                             . the majority of its total assets in issues of
                               companies with market capitalization that falls
                               within but towards the higher end of, the range
                               of the Russell 1000 Index, an index comprised of
                               the 1,000 largest U.S. companies based on total
                               market capitalization, that is considered a mid-
                               capitalization index (As of December 31, 1999,
                               this range was from $220 million to $604
                               billion.); and
                             . up to 25% of total assets in foreign companies
                               through American Depositary Receipts ("ADRs")
                               and similar instruments.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            Portfolio Managers
-------------------------------------------------------------------------------
  Brenton Value Equity Fund    Matt Schmitt
-------------------------------------------------------------------------------
  Wells Fargo Growth Fund      Kelli K. Hill
                               Stephen Biggs
-------------------------------------------------------------------------------

WELLS FARGO INTERMEDIATE GOVERNMENT INCOME FUND

 Comparison of:                   which will reorganize into
 BRENTON INTERMEDIATE             WELLS FARGO INTERMEDIATE GOVERNMENT INCOME
 U.S. GOVERNMENT SECURITIES FUND  FUND

Objectives:

--------------------------------------------------------------------------------
  Brenton Intermediate             . seeks total return consistent with the
  U.S. Government Securities Fund:   production of current income and the
                                     preservation of capital.
--------------------------------------------------------------------------------
  Wells Fargo Intermediate         . seeks current income, consistent with
  Government Income Fund:            safety of principal.
--------------------------------------------------------------------------------

Investment Strategies:

--------------------------------------------------------------------------------------------------------
  Brenton          Under normal market conditions, the Brenton Intermediate U.S. Government
  Intermediate     Securities Fund will:
  U.S. Government  . invest substantially all, but in no event less than 65%, of the value
  Securities Fund:   of its total assets in U.S. U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"); and
                   . maintain a dollar weighted average maturity of three to ten years.
                     The Brenton Intermediate U.S. Government Securities Fund also reserves the right to invest in corporate debt securities, mortgage-related securities, high quality money market instruments (commercial paper, certificates of deposit and bank acceptances), variable amount master demand notes, zero coupon obligations, variable and floating rate notes, taxable municipal bonds, leasing instruments, trust certificates and asset-backed securities.
--------------------------------------------------------------------------------------------------------
  Wells Fargo      The Wells Fargo Intermediate Government Income Fund invests primarily in
  Intermediate     fixed and variable rate invests in U.S. Government Obligations. Under
  Government       normal conditions, the Fund invests:
  Income           . at least 65% of its total assets in U.S. Government Obligations;
  Fund:            . up to 50% of it total assets in mortgage-backed securities, and up to
                     25% of its total assets in asset-backed securities; and
                   . up to 10% of its total assets in zero coupon securities.
                   The Fund targets an average portfolio duration in a range based on the average duration of 5-year U.S. Treasury securities. As a result the dollar-weighted average maturity of the Fund generally ranges from four to ten years. The Fund invests in intermediate maturity securities to manage interest rate risk and invests in mortgage-backed securities to enhance yield. The Fund may not invest more than 25% of its total assets in securities issued or guaranteed by any single agency or instrumentality of the U.S., except the U.S. Treasury. The Fund will purchase only those securities that are rated, at the time of purchase, in one of the two highest rating categories assigned by a Nationally
                   Recognized Rating Organization, or if unrated, determined by the Fund's advisor to be of comparable quality. The Fund may use options and other devices to manage risk and to enhance returns.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                   Portfolio Managers
--------------------------------------------------------------------------------------------------------
  Brenton Intermediate U.S. Government Securities Fund           Marjorie H. Grace, CFA
--------------------------------------------------------------------------------------------------------
  Wells Fargo Intermediate Government Income Fund                Marjorie H. Grace, CFA
--------------------------------------------------------------------------------------------------------

WELLS FARGO GOVERNMENT MONEY MARKET FUND

 Comparison of:           which will reorganize into
 BRENTON U.S. GOVERNMENT WELLS FARGO GOVERNMENT MONEY MARKET FUND MONEY MARKET FUND

Objectives:

-------------------------------------------------------------------------------
  Brenton U.S. Government Money Market Fund . seeks current income consistent with maintaining liquidity and
                                              stability of principal.
-------------------------------------------------------------------------------
  Wells Fargo Government Money Market Fund: . seeks high current income, while preserving capital and liquidity.
-------------------------------------------------------------------------------

Investment Strategies:

-------------------------------------------------------------------------------
  Brenton U.S. Government The Brenton U.S. Government Money Market Fund invests
  Money Market Fund:      in U.S. Government Obligations which have remaining
                          maturities of 397 calendar days. The Fund also may
                          invest in master demand notes and repurchase
                          agreements with respect to U.S. Government
                          Obligations. The dollar-weighted average maturity of
                          the obligations held by the Fund will not exceed 90
                          days. During normal market conditions, the Fund will
                          generally acquire only U.S. Government Obligations,
                          the interest of which is generally exempt from state
                          income taxation.
-------------------------------------------------------------------------------
  Wells Fargo Government  The Wells Fargo Government Money Market Fund invests
  Money Market Fund:      principally in portfolio of U.S. Government
                          Obligations or repurchase agreements collateralized
                          by such obligations. Under normal market conditions,
                          the Fund invests at least 65% of its total assets in:
                          . U.S. Government Obligations; and
                          . repurchase agreements collateralized by U.S.
                            Government Obligations.
-------------------------------------------------------------------------------

             EXHIBIT C--ADDITIONAL INFORMATION ABOUT BRENTON BANK

   Brenton Bank is a corporation organized under the laws of the State of Iowa. Brenton Bank was a wholly-owned subsidiary of Brenton Banks, Inc, and is now an indirect, wholly-owned subsidiary of Wells Fargo & Company. Thus, Wells Fargo & Company indirectly owns 100% of the voting securities of Brenton Bank. The principal office of Brenton Bank is:

                            Brenton Bank
                            400 Locust Street, Suite 200 Capital Square
                            Des Moines, IA 50309

  . The directors and principal executive officer of Brenton Bank and their principal occupation and addresses are listed below:

Name and address/1/                 Title                         Principal Occupation
-------------------  ------------------------------------ ------------------------------------
H. Lynn Horak        Chairman & CEO                       Chairman & CEO
                     Brenton Bank                         Wells Fargo Bank Iowa, NA
J. Scott Johnson     President & COO                      President & COO
                     Brenton Bank                         Wells Fargo Bank Iowa, NA
Michael D. Hagedorn  Sr. VP & CFO                         Sr. VP & CFO
                     Brenton Bank                         Wells Fargo Bank Iowa, NA
Robert M. Lawler     Sr. VP & Sr. Regional Credit Officer Sr. VP & Sr. Regional Credit Officer
                     Brenton Bank                         Wells Fargo Bank Iowa, NA
Patricia Crawford    Sr. VP & Regional Marketing          Sr. VP & Regional Marketing
                     Director                             Director
                     Brenton Bank                         Wells Fargo Bank Iowa, NA

--------
/1/ All officers above are associated with Wells Fargo Bank Iowa, NA at the following address:

       Wells Fargo Bank Iowa, NA
       666 Walnut Street
       Des Moines, IA 50309

                                   EXHIBIT D

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                       FOR EACH OF THE WELLS FARGO FUNDS

STOCK FUNDS                                               PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
GROWTH FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
 The Growth Fund (the Fund) seeks long-term capital appreciation.

ADVISOR
 Wells Fargo Bank, N.A.

SUB-ADVISOR
 Wells Capital Management Incorporated

FUND MANAGERS
 Kelli Hill
 Stephen Biggs

INCEPTION DATE
 08/02/90

PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
 The Fund's Class A shares returned 14.40%/1/ for the one-year period ended September 30, 2000, excluding sales charges. The Fund outperformed its benchmark, the S&P 500 Index/2/, which returned 13.28% during the period. The Fund's Class A shares distributed no dividend income and $3.05 per share in capital gains during the period. Please keep in mind that past performance is no guarantee of future results.
 Technology stocks were a main factor driving the Fund's outperformance relative to the S&P 500 Index over the fiscal year. Enterprise and network storage stocks such as Veritas and EMC Corporation were clear winners as the demand for storage, driven by the Internet, continued to be very robust. Optical networking stocks such as Nortel Networks, Cisco Systems and Uniphase also performed very well through the year.
 In utilities, AES Corporation was another standout; it benefited as the demand for electrical power exceeded the supply. Even though there has been much concern regarding consumer spending over the year, Kohls Department
 Store was a great contributor to the Fund's performance.

STRATEGIC OUTLOOK
--------------------------------------------------------------------------------
 The Fund's managers anticipate a stable-to-lower interest rate environment through at least the fourth quarter of 2000. As a result, the market is expected to improve in late 2000 and 2001, especially if the euro also stabilizes and the price of oil reaches equilibrium. This scenario should allow investors to regain confidence in large cap growth stocks. The Fund's managers also believe that the high-growth sectors, such as technology and telecommunications, would also benefit.

--------------------------------------------------------------------------------
/1/ Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Advisor has committed through January 30, 2002, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.
 Performance shown for Class A, Class B and Institutional Class shares of the Wells Fargo Growth Fund for periods prior to November 8, 1999, reflects performance of the Class A, Class B and Institutional Class shares of the Stagecoach Growth Fund (the accounting survivor of a merger of the Stagecoach Growth Fund and the Norwest Advantage ValuGrowth Stock Fund), its predecessor fund. Effective at the close of business November 5, 1999, the Stagecoach and Norwest Advantage Funds were reorganized into the Wells Fargo Funds.
Performance shown for the Class A shares of the Fund for periods prior to January 1, 1992, reflects performance of the shares of the Select Stock Fund of Wells Fargo Investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the Fund. Performance shown for the Class B shares of the Fund for the period from January 1, 1992, to January 1, 1995, reflects performance of the Class A shares of the Fund, with expenses of the Class A shares adjusted to reflect Class B sales charges and expenses. Performance shown for the Class B shares of the Fund for periods prior to January 1, 1992, reflects performance of the shares of the predecessor portfolio, with expenses adjusted to reflect Class B sales charges and expenses. Performance shown for the Institutional Class shares of the Fund for the period from January 1, 1992, to September 6, 1996, reflects performance of the Fund's Class A shares. For periods prior to January 1, 1992, the performance shown reflects the performance of the shares of the Select Stock Fund of Wells Fargo investment Trust for Retirement Programs, a predecessor portfolio with the same investment objective and policies as the Fund. For
Class A shares, the maximum front-end sales charge is 5.75%. The maximum contingent-deferred sales charge for Class B shares is 5.00%. Class B share performance including sales charge assumes the maximum contingent-deferred sales charge for the corresponding time period. Institutional Class shares are sold without sales charges.

PERFORMANCE HIGHLIGHTS                                               STOCK FUNDS
--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN/1/ (%) (as of September 30, 2000)
--------------------------------------------------------------------------------

                           Excluding Sales Charge         Including Sales Charge
                       ------------------------------ ------------------------------
                       6-Month* 1-Year 5-Year 10-Year 6-Month* 1-Year 5-Year 10-Year
  Class A               (4.04)  14.40  18.06   16.31   (9.55)   7.84  16.66   15.62
  Class B               (4.43)  13.48  17.21   15.56   (9.21)   8.53  16.99   15.56
  Institutional Class   (3.98)  14.55  18.12   16.34
  Benchmark
   S&P 500 Index        (3.60)  13.28  21.69   19.44


*Returns for periods less than one year are not annualized.

 CHARACTERISTICS (as of September 30, 2000)
--------------------------------------------------------------------------------

  Beta*                        0.97
  Price to Earnings Ratio
   (trailing 12 mo.)           38.7x
  Price to Book Ratio          7.44x
  Median Market Cap. ($B)      48.4
  Number of Holdings            93
  Portfolio Turnover            51%


* A measure of the Fund's sensitivity to market movements. The benchmark beta is 1.00 by definition.

 TEN LARGEST EQUITY HOLDINGS/3/ (as of September 30, 2000)
--------------------------------------------------------------------------------

  General Electric Company      5.18%
  Cisco Systems Incorporated    4.47%
  Citigroup Incorporated        3.43%
  EMC Corporation               3.15%
  American International Group  3.10%
  Nortel Networks Corporation   3.01%
  AES Corporation               2.88%
  Microsoft Corporation         2.81%
  Pfizer Incorporated           2.40%
  Intel Corporation             2.39%

 SECTOR DISTRIBUTION/4/ (as of September 30, 2000)
--------------------------------------------------------------------------------

                                    [GRAPH]

                        Technology               (35%)
                        Financial                (18%)
                        Health Care               (9%)
                        Consumer Cyclical         (7%)
                        Energy                    (7%)
                        Consumer Non-Cyclical     (6%)
                        Consumer Services         (4%)
                        Telecommunications        (4%)
                        Industrials               (3%)
                        Utilities                 (3%)
                        Commercial Services       (2%)
                        Basic Materials           (2%)



 GROWTH OF $10,000 INVESTMENT/5/
--------------------------------------------------------------------------------

                             [PLOT POINTS TO COME]


--------------------------------------------------------------------------------

/2/ The S&P 500 Index is an unmanaged index of 500 widely-held common stocks representing, among others, industrial, financial, utility, and transportation companies listed or traded on national exchanges or over-the-counter markets. The Fund is a professionally managed mutual fund. You cannot invest directly in an index.
/3/ The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the portfolio.
/4/ Portfolio holdings are subject to change.
/5/ The chart compares the performance of the Wells Fargo Growth Fund Class A and Institutional Class shares since inception with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A and Institutional Class shares and reflects all operating expenses and, for Class A shares, assumes the maximum initial sales charge of 5.75%.

INCOME FUNDS                                              PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT INCOME FUND

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
 The Wells Fargo Intermediate Government Income Fund (the "Fund") seeks current income, consistent with safety of principal.

ADVISOR
 Wells Fargo Bank, N.A.

SUB-ADVISOR
 Wells Capital Management Incorporated

FUND MANAGER
 Marjorie Grace, CFA (since 1/96)

INCEPTION DATE
 12/31/82

PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
 The Fund's Class A shares returned 1.92%/1/ for the 12-month period ended May 31, 2000, excluding sales charges. The Fund underperformed its benchmark, Lehman Brothers Intermediate U.S. Government Index/2/, which returned 3.00% for the period. The Fund's Class A shares distributed $0.68 per share in dividend income and no capital gains during the period. Please keep in mind that past performance is no guarantee of future results.
 The period was a challenging time for most bond market investors. With the economy growing faster than expected, the Federal Reserve Board (the Fed) raised short-term interest rates on six occasions to moderate growth. During this time, the yield on the five-year U.S. Treasury note -- a good proxy for the Fund -- increased 0.94%. At the same time, mortgage-backed securities underperformed U.S. Treasuries, causing yields to increase much more than U.S. Treasury securities. In contrast, the Fund's portfolio of intermediate- and long-term government bonds fared well, as the U.S. Treasury Department's decision to reduce the supply of 30-year U.S. Treasuries contributed to a strong demand for these bonds.
 The Fund's portfolio was restructured during the first quarter to reduce exposure to poorly performing sectors and to capitalize on favorable trends within other bond sectors. For example, the Fund reduced its holdings of mortgage-backed securities from 28% to 25%, with proceeds invested in agency notes. The Fund also maintained a "barbell" structure, with assets invested in short- and long-term bonds and fewer intermediate-term bonds. In the U.S. Treasury sector, this structure was beneficial in light of an inverted yield curve.

STRATEGIC OUTLOOK
--------------------------------------------------------------------------------
 The Fund maintains a slightly longer maturity positioning to reflect positive sentiment in the bond market. The Fund also will continue to employ its current barbell strategy until the Fed begins to ease interest rates.

--------------------------------------------------------------------------------

/1/ Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's Advisor has committed through September 30, 2001 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Actual reductions of operating expenses can increase total return to shareholders. Without these reductions, the Fund's returns would have been lower.
 Performance shown for the Class A and Class B shares of the Wells Fargo Intermediate Government Income Fund for periods prior to November 8, 1999, reflects performance of the Class A and Class B shares of the Norwest Advantage Intermediate Government Income Fund (the accounting survivor of a merger of the Norwest Fund and the Stagecoach U.S. Government Income and U.S. Government Allocation Funds at the close of business November 5, 1999), its predecessor fund. Effective at the close of business November 5, 1999, the Norwest Advantage and Stagecoach Funds were reorganized into the Wells Fargo Funds. Performance shown for the Class A shares of the Fund prior to May 2, 1996, reflects the performance of the Institutional Class shares of the Fund adjusted to reflect Class A shares sales charges. Performance shown for the Class B shares of the Fund prior to May 17, 1996 reflects the performance of the Institutional Class shares of the Fund adjusted to reflect Class B sales charges and expenses. Performance shown for the Class C shares of the Fund for periods prior to November 8, 1999, reflects performance of the Class B shares of the predecessor fund adjusted for Class C sales charges and expenses. Performance of the Institutional Class shares of the Fund, prior to November 11, 1994, reflects the performance of a collective investment fund adjusted to reflect Institutional Class expenses. Norwest Bank Minnesota, N.A. managed the collective investment fund with an investment objective and principal investment strategy that were substantially similar to those of the Fund. The performance for the Fund includes performance of its predecessor collective investment fund for periods before it became a mutual fund on November 11, 1994. The collective investment fund's performance was adjusted to reflect the Fund's 1994 estimate of expense ratios for the first year of operations as a mutual fund, including any applicable sales load (without giving effect to any fee waivers or expense reimbursements). The collective investment fund was not registered under the Investment Company Act of 1940 ("1940 Act") nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act or the Internal Revenue Code which, if applicable, may have adversely affected the performance results. For Class A shares, the maximum front-end sales charge is 4.50%. The maximum contingent-deferred sales charge for Class B shares is 5.00%. The maximum sales charge for Class C shares is 1.00%. Class B share performance including sales charge assumes the sales charge for the corresponding period.
 Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to a continued investment in the fund and are described in the Fund's prospectus.

PERFORMANCE HIGHLIGHTS                                              INCOME FUNDS
--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN/1/ (%) (as of May 31, 2000)
--------------------------------------------------------------------------------

                                  Excluding Sales Charge         Including Sales Charge
                            ----------------------------------- --------------------------
                            Year-To-Date* 1-Year 5-Year 10-Year 1-Year  5-Year 10-Year
  Class A                       1.81       1.92   5.18   6.32   (2.67)   4.22   5.83
  Class B                       1.41       1.06   4.39   5.53   (3.71)   4.09   5.53
  Class C                       1.51       1.07   4.39   5.53    0.12    4.39   5.53
  Institutional Class           1.92       1.94   5.20   6.33
  Benchmark
  Lehman Brothers
   Intermediate Government
   Index                        1.87       3.00   5.62   7.13


*Returns for periods less than one year are not annualized.
 characteristics (as of May 31, 2000)
--------------------------------------------------------------------------------

  Portfolio Turnover                                            139%
  Number of Holdings                                              67
  Average Credit Quality/4/                                      AAA
  Weighted Average Coupon                                      7.63%
  Estimated Weighted Average Maturity                     8.07 years
  Estimated Average Duration                              4.88 years
  NAV (A, B, C, I)                    $10.56, $10.55, $10.55, $10.56
  Distribution Rate/5/ (A, B, C, I)       5.95%, 5.51%, 5.50%, 6.50%
  SEC Yield/6/ (A, B, C, I)               5.97%, 5.51%, 5.51%, 6.53%

 PORTFOLIO ALLOCATION/7/ (as of May 31, 2000)
--------------------------------------------------------------------------------

                                    [GRAPH]

                    U.S. Treasury Bonds and Notes     (59%)
                    Federal Agencies                  (39%)
                    Cash Equivalents                   (1%)
                    Other                              (1%)



 GROWTH OF $10,000 INVESTMENT/3/
--------------------------------------------------------------------------------

                             [PLOT POINTS TO COME]

--------------------------------------------------------------------------------

/2/ The Lehman Brothers Intermediate U.S. Government Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to 10-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. The Fund is a professionally managed mutual fund. You cannot invest directly in an index.
/3/ The chart compares the performance of the Wells Fargo Intermediate Government Income Fund Class A and Institutional Class shares for the most recent ten years with the Lehman Brothers Intermediate Government Index. The chart assumes a hypothetical $10,000 investment in Class A and Institutional Class shares and reflects all operating expenses and, for Class A Shares, assumes the maximum initial sales charge of 4.50%. The Fund is a professionally managed mutual fund.
/4/ The average credit quality is compiled from ratings from Standard & Poor's and/or Moody's Investors Service (together "rating agencies"). Standard &
Poor's is a trademark of McGraw-Hill, Inc., and has been licensed. The Fund is not sponsored, sold or promoted by these rating agencies and these rating agencies make no representation regarding the advisability of investing in the Fund.
/5/ The distribution rate is based on the actual distributions made by the Fund. The distribution rate is calculated by annualizing the Fund's most recent income dividend and dividing that figure by the applicable current public offering price.
/6/ The formula used to calculate the SEC yield is described in detail in the Fund's Statement of Additional Information and is designed to standardize the yield calculations so that all mutual fund companies with the same or similar portfolios quote a uniform yield figure for their non-money market advertisements. SEC yields include the actual amount of interest earned adjusted by any gain or loss realized due to the return of principal, less expenses and the maximum offering price calculated on a 30-day month-end basis. /7/ Portfolio holdings are subject to change.

 MONEY MARKET FUNDS                                      PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
GOVERNMENT MONEY MARKET FUND (SERVICE CLASS)

INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
 The Wells Fargo Government Money Market Fund (the "Fund") seeks to provide high current income consistent with preservation of capital and liquidity.

ADVISOR
 Wells Fargo Bank, N.A.

SUB-ADVISOR
 Wells Capital Management

FUND MANAGERS
 Dave Sylvester
 Laurie White
 Robert Leuty

INCEPTION DATE
 11/16/87

PERFORMANCE HIGHLIGHTS
--------------------------------------------------------------------------------
 The Fund's Service class shares underperformed the Fund's benchmark, the 90-Day Treasury Bill/1/, for the fiscal year ending March 31, 2000, with a return of 4.95%/2/ versus 5.27% for the benchmark.
 Over the past year, rising interest rates had a significant affect on the Fund's performance. During the period, the Federal Reserve Board initiated a series of five separate 0.25% increases designed to cool the nation's fast-growing economy and offset inflationary pressures. Since the Fund invests approximately 30% of its assets in short-term repurchase agreements, it was able to capture incremental increases in interest rates over time to boost investor returns. At the same time, the Fund's management team maintained its exposure to floating rate securities to benefit from higher yields on these securities.

STRATEGIC OUTLOOK
--------------------------------------------------------------------------------
 With more interest rate hikes forecast throughout the year, the Fund's management team will continue to employ a "barbell portfolio strategy," investing in short-term securities to mitigate against further rate hikes.
 And in a financial marketplace characterized by rising interest rates, the Fund should continue to outperform its peer group due to its current asset allocation strategy.

PERFORMANCE HIGHLIGHTS                                        MONEY MARKET FUNDS
--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN/2/ (%) (as of March 31, 2000)
--------------------------------------------------------------------------------

                                              6-Month 1-Year 5-Year 10-Year
  Service Class                                2.61    4.95   5.10   4.87
  Benchmark
   Lipper U.S. Government Money Market Funds
    Average/3/                                 2.48    4.70   4.90   4.64
   90-Day Treasury Bill                        2.82    5.27   5.17   4.96

 FUND YIELD SUMMARY
--------------------------------------------------------------------------------

  7-Day Current Yield    5.53%
  7-Day Compound Yield   5.68%
  30-Day Simple Yield    5.41%
  30-Day Compound Yield  5.54%

 FUND CHARACTERISTICS (as of March 31, 2000)
--------------------------------------------------------------------------------

  Weighted Average Maturity  53 days
  Number of Holdings           59

 MATURITY DISTRIBUTION/7/
--------------------------------------------------------------------------------

                                    [GRAPH]

                        FHLMC                     (29%)
                        Repurchase Agreements     (29%)
                        FNMA                      (24%)
                        FHLB                      (15%)
                        Commercial Paper           (2%)
                        SLMA                       (1%)


 PORTFOLIO COMPOSITION/4/ (as of March 31, 2000)
--------------------------------------------------------------------------------

                                    [GRAPH]

                            3-14 days         (45%)
                            15-29 days         (7%)
                            30-59 days        (23%)
                            60-89 days         (8%)
                            90-179 days        (9%)
                            180+ days          (8%)

--------------------------------------------------------------------------------

/1/ Treasury Bills are guaranteed by the U.S. Government and, if held to maturity, offer a fixed rate of return and fixed principal value.
/2/ Figures quoted represent past performance, which is no guarantee of future results. Investment returns will fluctuate. The Fund's yield figures more closely reflect the current earnings of the Fund than the total return figures. The Fund's manager has waived all or a portion of its management fees or assumed responsibility for other expenses pursuant to a contract with the Fund, which reduces operating expenses and increases total return to shareholders. Without these reductions the Fund's returns would have been lower. The contract's minimum period is through November 8, 2000, and continues thereafter unless the Board of Trustees acts to alter or remove the waivers.
 Performance shown for the Service Class shares of the Wells Fargo Government Money Market Fund for periods prior to November 8, 1999, reflects performance of the Service Class (formerly Single Class) shares, adjusted for expenses, of the Norwest Advantage U.S. Government Fund (the accounting survivor of a merger of the Norwest Advantage U.S. Government Fund and the Stagecoach Government Money Market), its predecessor fund. Effective at the close of business November 5, 1999, the Stagecoach Funds and the Norwest Advantage Funds were reorganized into the Wells Fargo Funds.
/3/ Source: Lipper Analytical Services, Inc. The Lipper U.S. Treasury Money Market Funds average is an average of funds that invest principally in U.S. Treasury obligations with dollar weighted average maturities of less than 90 days. You cannot invest directly in a Lipper average.
/4/ Portfolio holdings are subject to change.

                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                              February [__], 2001

                                 COVENTRY GROUP
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                      April 6, 2001 Special Meeting of the
              Shareholders of the Brenton Funds of Coventry Group

     This Statement of Additional Information or SAI is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated February [__], 2001, for the Special Meeting of Shareholders of the three Brenton Funds of Coventry Group to be held on April 6, 2001. The Proxy Statement/Prospectus may be obtained without charge by calling 1-800-522-9612 or writing to Wells Fargo Funds Trust, P.O. Box 7066, San Francisco, CA 94120-7066. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

Incorporation of Documents by Reference in Statement of Additional Information

     This SAI consists of this introductory section and the following described items, which are hereby incorporated by reference:

     (1) The SAI for the Wells Fargo Growth Fund, dated February 1, 2000, the SAI for the Wells Fargo Intermediate Government Income Fund, dated October 1, 2000, the SAI for the Wells Fargo Government Money Market Fund, dated August 1, 2000, as supplemented October 18, 2000.

     (2) The SAI for the Brenton Funds of the Coventry Group, dated August 1, 2000.

     (3) Report of Independent Auditors and audited annual report financial statements of the Brenton Funds as of March 31, 2000.

     (4) Unaudited semi-annual report financial statements of the Brenton Funds, dated as of September 30, 2000.

     (5) Report of Independent Auditors and audited annual report financial statements of the Wells Fargo Growth Fund as of September 30, 2000.

     (6) Report of Independent Auditors and audited annual report financial statements of the Wells Fargo Intermediate Government Income Fund as of May 31, 2000.

     (7) Unaudited semi-annual report financial statements of the Wells Fargo Intermediate Government Income Fund as of November 30, 2000.

     (8) Report of Independent Auditors and audited annual report financial statements of the Wells Fargo Government Money Market Fund as of March 31, 2000.

     (9) Unaudited semi-annual report financial statements of the Wells Fargo Government Money Market Fund as of September 30, 2000.

     (10) Unaudited pro forma combined financial information as of September 30, 2000 for the Wells Fargo Growth Fund/Brenton Value Equity Fund Reorganization. The pro forma financial statements give effect to the Reorganization as if it had occurred for the period presented.

                               Table of Contents


General Information..................................................  B-4
Pro-Forma Financial Statements and Schedules.........................  B-5
Notes to Pro Forma Financial Statements..............................  B-9

General Information

     This SAI relates to the reorganization of the three Brenton Funds of Coventry Group listed below, which we refer to as the Brenton Funds, with the three funds of Wells Fargo Funds Trust listed below, which we refer to as the Wells Fargo Funds.

---------------------------------------------------------------------------------------------------------------
                  Brenton Funds                                         Wells Fargo Funds
---------------------------------------------------------------------------------------------------------------
                Value Equity Fund                               Growth Fund (Institutional Class)
---------------------------------------------------------------------------------------------------------------
  Intermediate U.S. Government Securities Fund      Intermediate Government Income Fund (Institutional Class)
---------------------------------------------------------------------------------------------------------------
   U.S. Government Money Market Fund (Class M)             Government Money Market Fund (Service Class)
---------------------------------------------------------------------------------------------------------------

     The reorganization of each Brenton Fund will involve the following three steps:

  . the transfer of the assets and liabilities of the Brenton Fund to its corresponding Wells Fargo Fund in exchange for Institutional or Service Class shares of the Wells Fargo Fund having equivalent value to the net assets transferred;

  . the pro rata distribution of Institutional or Service Class shares of the Wells Fargo Fund to the shareholders of record of the Brenton Fund as of the effective date of the reorganization in full redemption of all shares of the Brenton Fund; and

  .  the liquidation and termination of the Brenton Funds.

     As a result of the reorganization, shareholders of each Brenton Fund will hold shares of the Institutional or Service Class of the corresponding Wells Fargo Fund having the same total value as the shares of the Brenton Fund that they held immediately before the reorganization. If a majority of the shares of one of the Brenton Funds does not approve the reorganization, that Fund will not participate in the reorganization. In such a case, the Brenton Fund will continue its operations beyond the date of the reorganization and its Trustees will consider what further action is appropriate.

     For further information about the transaction, see the Proxy
Statement/Prospectus.

                        Pro Forma Financial Statements

     Explanatory Note

     Pro Forma financial statements for the Wells Fargo Intermediate Government Income Fund/Brenton Intermediate U.S. Government Securities Fund Reorganization and the Wells Fargo Government Money Market Fund/Brenton U.S. Government Money Market Fund Reorganization are not included because as of December 5, 2000, the assets of the two Brenton Funds constituted less than 10% of the assets of the corresponding Wells Fargo Fund.

WELLS FARGO FUNDS - GROWTH FUND
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2000 (Unaudited)
(000's)

                                                                                                                  Wells Fargo Growth
                                                            Wells Fargo Growth    Brenton Value    Pro Forma        Fund Pro Forma
                                                                   Fund           Equity Fund     Adjustments         Combined
                                                            ------------------    -------------   -----------    ------------------
ASSETS
Investments:
     In securities, at market value (see cost below)                 $ 434,726        $ 53,500                            $ 488,226
     Cash                                                                   11                                                   11
Receivables:
     Collateral for securities loaned                                   71,402                                               71,402
     Dividends, interest, other receivables                                168              31                                  199
     Fund shares issued                                                    957                                                  957
     Investment securities sold                                            584                                                  584
Prepaid expenses and other assets                                           60              35                                   95
Total Assets                                                           507,908          53,566                              561,474
LIABILITIES
Payables:
     Investments purchased                                                 912                                                  912
     Securities loaned                                                  71,402                                               71,402
     Fund shares redeemed                                                1,594              66                                1,660
     Due to advisor and affiliates                                         323                                                  323
     Other                                                                 212                                                  212
Accrued expenses and other liabilities                                     432                                                  432
Total Liabilities                                                       74,875              66                               74,941
TOTAL NET ASSETS                                                     $ 433,033        $ 53,500                            $ 486,533

Net assets consist of:
     Paid-in capital                                                 $ 229,372        $ 28,403            (34) (1)        $ 257,741
     Undistributed net investment income (loss)                         (1,723)            (34)            34  (1)           (1,723)
     Undistributed net realized gain (loss)
        on investments                                                  92,349           1,019                               93,368
     Net unrealized appreciation (depreciation)
        of investments                                                 113,035          24,112                              137,147
TOTAL NET ASSETS                                                     $ 433,033        $ 53,500                            $ 486,533

COMPUTATION OF NET ASSET VALUE
   AND OFFERING PRICE PER SHARE
Net assets - Class A                                                 $ 311,038                                            $ 311,038
Shares outstanding - Class A                                            13,632                                               13,632
Net asset value per share - Class A                                  $   22.82                                            $   22.82
Maximum offering price per share - Class A                           $   24.21                                            $   24.21
Net assets - Class B                                                 $  69,434                                            $  69,434
Shares outstanding - Class B                                             4,349                                                4,349
Net asset value and offering price per
     share - Class B                                                 $   15.96                                            $   15.96
Net assets - Institutional Class                                     $  52,561        $ 53,500                            $ 106,061
Shares outstanding - Institutional Class                                 1,961           2,742           (745) (2)            3,958
Net asset value and offering price per                                                $  19.51
     share - Institutional Class                                     $   26.80        $  20.43                            $   26.80

INVESTMENTS AT COST                                                  $ 321,691        $ 29,388                            $ 351,079
-----------------------------------------------------------------------------------------------------------------------------------

(1) To reclass to paid-in capital the accumulated net investment loss of the Brenton Value Equity Fund, because it cannot be carried over to the Wells Fargo Growth Fund.

(2) Share adjustments based on surviving Fund NAV.

[THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. See Page B-9.]

WELLS FARGO FUNDS - GROWTH FUND
PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended September 30, 2000 (Unaudited)
(000's)

                                                                                                                Wells Fargo Growth
                                                       Wells Fargo Growth    Brenton Value    Pro Forma           Fund Pro Forma
                                                              Fund           Equity Fund     Adjustments             Combined
                                                       ------------------    -------------   -----------        ------------------
INVESTMENT INCOME
  Dividends                                                       $ 3,608           $ 601                                  $ 4,209
  Interest                                                            506                                                      506
  Securities lending income                                           114                                                      114
Total Investment Income                                             4,228             601                                    4,829

EXPENSES
  Advisory fees                                                     3,372             363            154   (1)               3,889
  Administration fees                                                 698             109            (29)  (1)                 778
  Custody fees                                                         92               9              3   (1)                 104
  Shareholder servicing fees                                        1,043                              0   (1)               1,043
  Portfolio accounting fees                                            83              25            (25)  (1)                  83
  Transfer agency fees                                                826              51             46   (1)                 923
  Distribution fees                                                   537             273  *        (273)  (1)                 537
  Legal and audit fees                                                 70              19             (2)  (1)                  87
  Registration fees                                                    63               1              6   (1)                  70
  Directors' fees                                                       5               5             (5)  (1)                   5
  Shareholder reports                                                 102              14             (2)  (1)                 114
  Other                                                                45               9             (4)  (1)                  50
Total Expenses                                                      6,936             878           (131)                    7,683
Less:
   Waived fees and reimbursed expenses fees                        (1,256)           (253)           102   (1)              (1,407)
Net expenses                                                        5,680             625            (29)                    6,276
NET INVESTMENT INCOME (LOSS)                                       (1,452)            (24)            29                    (1,447)

REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
  Net realized gain (loss) on sale of investments                  93,818             918                                   94,736
  Net change in unrealized appreciation
      or depreciation of investments                              (28,752)          5,910                                  (22,842)
Net Gain (Loss) on Investments                                     65,066           6,828                                   71,894
NET INCREASE(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                       $ 63,614         $ 6,804             29                  $ 70,447
----------------------------------------------------------------------------------------------------------------------------------

* Includes shareholder servicing fees

(1) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on contractual rates or elimination of duplicative services.

[THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. See Page B-9.]

WELLS FARGO FUNDS - GROWTH FUND
PRO FORMA PORTFOLIO OF INVESTMENTS
As of September 30, 2000 (Unaudited) (Note 1)


                  Shares                  Security Name                                          Market Value ($000's)
----------------------------------------                                             -----------------------------------------
                               WF Growth                                                                             WF Growth
                                 Fund                                                                                   Fund
WF Growth    Brenton Value     Pro Forma                                                             Brenton Value   Pro Forma
     Fund      Equity Fund      Combined  COMMON STOCK                               WF Growth Fund    Equity Fund    Combined

                                          AMUSEMENT & RECREATION SERVICES
   93,500                0        93,500  Walt Disney Company                              $  3,576              -    $  3,576

                                          APPAREL & ACCESSORY STORES
   58,200                0        58,200  Kohl's Corporation                                  3,357              -       3,357

                                          BUILDING MATERIALS, HARDWARE, GARDEN
                                          SUPPLY & MOBILE HOME DEALERS
   82,500           16,500        99,000  Home Depot Incorporated                             4,378            876       5,254
   43,400           10,000        53,400  Lowe's Companies Incorporated                       1,948            449       2,397
                                                                                     -----------------------------------------
                                                                                              6,326          1,325       7,651

                                          BUSINESS SERVICES
   82,528           10,000        92,528  America Online Incorporated                         4,421            538       4,959
   52,500                0        52,500  Commerce One Incorporated                           4,121              -       4,121
   66,500                0        66,500  Interpublic Group of Companies Incorporated         2,265              -       2,265
  202,669           20,000       222,669  Microsoft Corporation                              12,211          1,204      13,415
  108,500                0       108,500  Oracle Corporation                                  8,544              -       8,544
   58,304                0        58,304  Sun Microsystems Incorporated                       6,807              -       6,807
   15,000                0        15,000  TIBCO Software Incorporated                         1,267              -       1,267
   39,575                0        39,575  VERITAS Software Corporation                        5,620              -       5,620
        0            8,000         8,000  Dell Computers Corporation                              0            247         247
        0            7,000         7,000  Electronic Data Systems Corporation                     0            291         291
                                                                                     -----------------------------------------
                                                                                             45,256          2,280      47,536

                                          CHEMICALS & ALLIED PRODUCTS
   64,127                0        64,127  Abbott Laboratories                                 3,050              -       3,050
   59,400                0        59,400  Clorox Company                                      2,350              -       2,350
  103,000                0       103,000  Colgate-Palmolive Company                           4,862              -       4,862
   37,711                0        37,711  Eli Lilly & Company                                 3,059              -       3,059
   13,000                0        13,000  Genentech Incorporated                              2,414              -       2,414
   59,076            8,000        67,076  Gillette Company                                    1,824            247       2,071
   48,425           12,000        60,425  Johnson & Johnson                                   4,549          1,126       5,675
   72,152           10,000        82,152  Merck & Company Incorporated                        5,371            744       6,115
  231,751           20,000       251,751  Pfizer Incorporated                                10,414            899      11,313
   24,500                0        24,500  Pharmacia Corporation                               1,475              -       1,475
   50,500                0        50,500  Praxair Incorporated                                1,887              -       1,887
   38,244            9,000        47,244  Procter & Gamble Company                            2,562            603       3,165
   52,725            9,000        61,725  Schering-Plough Corporation                         2,452            419       2,871
        0           10,000        10,000  Newell Rubbermaid Incorporated                          0            228         228
        0           19,000        19,000  Bristol-Myers Squibb Company                            0          1,084       1,084
        0            5,019         5,019  DuPont (E.I.) de Nemours & Company                      0            208         208
                                                                                     -----------------------------------------
                                                                                             46,269          5,558      51,827

                                          COMMUNICATIONS
   88,500                0        88,500  360networks Incorporated                            1,737              -       1,737
   57,200                0        57,200  Clear Channel Communications Incorporated           3,232              -       3,232
   42,500                0        42,500  Nextel Communications Incorporated                  1,987              -       1,987
   75,500                0        75,500  NEXTLINK Communications Incorporated                2,657              -       2,657
   56,000                0        56,000  Qwest Communications Incorporated                   2,692              -       2,692
  141,204           17,000       158,204  SBC Communications Incorporated                     7,060            850       7,910
  110,500           25,000       135,500  WorldCom Incorporated                               3,356            759       4,115
        0           15,000        15,000  AT&T Corporation                                        0            441         441
        0           13,000        13,000  Lucent Technologies                                     0            397         397
        0           14,640        14,640  Verizon Communications                                  0            709         709
                                                                                     -----------------------------------------
                                                                                             22,721          3,156      25,877

                                          DEPOSITORY INSTITUTIONS
   77,751           15,000        92,751  Chase Manhattan Corporation                         3,591            693       4,284
  276,132           33,333       309,465  Citigroup Incorporated                             14,928          1,801      16,729
   28,750                0        28,750  Fifth Third Bancorp                                 1,549              -       1,549
   25,000                0        25,000  Golden West Financial Corporation                   1,341              -       1,341
   24,650                0        24,650  State Street Corporation                            3,205              -       3,205
        0           15,276        15,276  Bank of America Corporation                             0            800         800
        0           15,000        15,000  First Union Corporation                                 0            483         483
        0           27,000        27,000  Wells Fargo Company                                     0          1,240       1,240
                                                                                     -----------------------------------------
                                                                                             24,614          5,017      29,631

                                          EATING & DRINKING PLACES
   66,864           10,000        76,864  McDonald's Corporation                              2,018            302       2,320

                                          ELECTRIC, GAS & SANITARY SERVICES
  182,600           30,000       212,600  AES Corporation                                    12,508          2,055      14,563
   29,000                0        29,000  Southern Energy Incorporated                          910              -         910
   47,830                0        47,830  Williams Companies Incorporated                     2,021              -       2,021
                                                                                     -----------------------------------------
                                                                                             15,439          2,055      17,494

                                          ELECTRONIC & OTHER ELECTRICAL EQUIPMENT &
                                          COMPONENTS, EXCEPT COMPUTER EQUIPMENT
   40,900               0        40,900  Celestica Incorporated                              2,832              -       2,832
  390,726           40,000       430,726  General Electric Company                           22,540          2,308      24,848
  250,032           30,000       280,032  Intel Corporation                                  10,408          1,249      11,657
   77,800                0        77,800  JDS Uniphase Corporation                            7,367              -       7,367
   24,000                0        24,000  Micron Technology Incorporated                      1,104              -       1,104
   34,300                0        34,300  Network Appliance Incorporated                      4,369              -       4,369
  219,372                0       219,372  Nortel Networks Corporation                        13,066              -      13,066
   15,500                0        15,500  PMC-Sierra Incorporated                             3,336              -       3,336
   32,100                0        32,100  Sammina Corporation                                 3,005              -       3,005
   64,488                0        64,488  Texas Instruments Incorporated                      3,043              -       3,043
   32,000                0        32,000  TyCom Limited                                       1,228              -       1,228
        0            2,479         2,479  Agilent Technologies Incorporated                       0            121         121
        0            6,000         6,000  Emerson Electric Company                                0            402         402
        0           24,000        24,000  Motorola Incorporated                                   0            678         678
        0           18,000        18,000  Xilinx Incorporated                                     0          1,541       1,541
                                                                                     -----------------------------------------
                                                                                             72,298          6,299      78,597

                                          ENGINEERING, ACCOUNTING, RESEARCH,
                                          MANAGEMENT & RELATED SERVICES
   53,600                0        53,600  Halliburton Company                                 2,623              -       2,623

                                          FOOD & KINDRED PRODUCTS
   72,800           20,000        92,800  Anheuser-Busch Companies Incorporated               3,080            846       3,926
  119,020            9,200       128,220  Coca-Cola Company                                   6,561            507       7,068
   77,600           16,700        94,300  PepsiCo Incorporated                                3,570            768       4,338
                                                                                     -----------------------------------------
                                                                                             13,211          2,121      15,332

                                          GENERAL MERCHANDISE STORES
  249,040                0       249,040  Target Corporation                                  6,382              -       6,382
  173,104           20,000       193,104  Wal-Mart Stores Incorporated                        8,331            963       9,294
                                                                                     -----------------------------------------
                                                                                             14,713            963      15,676

                                          INDUSTRIAL & COMMERCIAL MACHINERY &
                                          COMPUTER EQUIPMENT
  351,960           28,000       379,960  Cisco Systems Incorporated                         19,446          1,547      20,993
  138,236           18,000       156,236  EMC Corporation                                    13,703          1,784      15,487
   43,076            6,500        49,576  Hewlett-Packard Company                             4,178            631       4,809
   71,482           11,000        82,482  IBM Corporation                                     8,042          1,238       9,280
   36,000                0        36,000  Palm Incorporated                                   1,906              -       1,906
        0           10,000        10,000  Illinois Tool Works Incorporated                        0            559         559
                                                                                     -----------------------------------------
                                                                                             47,275          5,759      53,034

                                          INSURANCE AGENTS, BROKERS & SERVICE
   18,800                0        18,800  Marsh & McLennan Companies Incorporated             2,496              -       2,496

                                          INSURANCE CARRIERS
  141,031           11,250       152,281  American International Group Incorporated          13,495          1,076      14,571
   54,000                0        54,000  AXA Financial Incorporated                          2,751              -       2,751
   35,000                0        35,000  St. Paul Companies Incorporated                     1,726              -       1,726
                                                                                     -----------------------------------------
                                                                                             17,972          1,076      19,048

                                          MEASURING, ANALYZING & CONTROLLING
                                          INSTRUMENTS; PHOTOGRAPHIC, MEDICAL &
                                          OPTICAL GOODS
   44,069                0        44,069  Baxter International Incorporated                   3,517              -       3,517
   37,488                0        37,488  Danaher Corporation                                 1,865              -       1,865
   19,402           15,000        34,402  Medtronic Incorporated                              1,005            777       1,782
                                                                                     -----------------------------------------
                                                                                              6,387            777       7,164

                                          MISCELLANEOUS MANUFACTURING INDUSTRIES
  118,900           27,000       145,900  Tyco International Limited                          6,168          1,401       7,569
        0            8,100         8,100  Minnesota Mining & Manufacturing Company                0            738         738
                                                                                     -----------------------------------------
                                                                                              6,168          2,139       8,307

                                          MISCELLANEOUS RETAIL
   61,800                0        61,800  Bed Bath & Beyond Incorporated                      1,507              -       1,507
   36,000                0        36,000  Dollar Tree Stores Incorporated                     1,460              -       1,460
                                                                                     -----------------------------------------
                                                                                              2,967              -       2,967

                                          MOTION PICTURES
   41,000            7,000        48,000  Time Warner Incorporated                            3,208            548       3,756

                                          NONDEPOSITORY CREDIT INSTITUTIONS
   94,750                0        94,750  Federal National Martgage Association               6,775              -       6,775
  106,140                0       106,140  Household International Incorporated                6,010              -       6,010
                                                                                     -----------------------------------------
                                                                                             12,785              -      12,785

                                          OIL & GAS EXTRACTION
   83,000                0        83,000  Diamond Offshore Drilling Incorporated              3,403              -       3,403
   29,000                0        29,000  Enron Corporation                                   2,541              -       2,541
   35,669                0        35,669  Transocean Sedco Forex Incorporated                 2,091              -       2,091
        0           10,000        10,000  BP Amoco Company, PLC                                   0            530         530
        0           10,563        10,563  Conoco Incorporated - Class B                           0            285         285
        0           15,000        15,000  El Paso Energy Corporation                              0            924         924
        0           10,000        10,000  Schlumberger Limited                                    0            823         823
                                                                                     -----------------------------------------
                                                                                              8,035          2,562      10,597

                                          PAPER & ALLIED PRODUCTS
   44,600                0        44,600  International Paper Company                         1,279              -       1,279
   18,800            9,000        27,800  Kimberly-Clark Corporation                          1,049            502       1,551
        0           15,000        15,000  CVS Corporation                                         0            695         695
                                                                                     -----------------------------------------
                                                                                              2,328          1,197       3,525

                                          PETROLEUM REFINING & RELATED INDUSTRIES
   36,773                0        36,773  Chevron Corporation                                 3,135              -       3,135
   34,100                0        34,100  Coastal Corporation                                 2,528              -       2,528
  113,952           17,000       130,952  Exxon Mobile Corporation                           10,155          1,515      11,670
   70,216                0        70,216  Royal Dutch Petroleum Company NY Shares ADR         4,209              -       4,209
                                                                                     -----------------------------------------
                                                                                             20,027          1,515      21,542

                                          PRIMARY METAL INDUSTRIES
  107,764                0       107,764  Alcoa Incorporated                                  2,728              -       2,728
        0            6,000         6,000  Nucor Corporation                                       0            181         181
                                                                                     -----------------------------------------
                                                                                              2,728            181       2,909

                                          PRINTING, PUBLISHING & ALLIED INDUSTRIES
   35,196                0        35,196  Viacom Incorporated Class B                         2,059              -       2,059

                                          SECURITY & COMMODITY BROKERS, DEALERS,
                                          EXCHANGES & SERVICES
   22,500                0             0  Franklin Resources Incoprorated                     1,133              -       1,133
   22,000                0        22,000  Goldman Sachs Group Incorporated                    2,507              -       2,507
   45,600                0        45,600  Merrill Lynch & Company Incorporated                3,010              -       3,010
   52,116           16,000        68,116  Morgan Stanley, Dean Witter & Company               4,764          1,463       6,227
        0           12,000        12,000  MGIC Investment Corporation                             0            734         734
        0           10,000        10,000  Washington Mutual Incorporated                          0            398         398
                                                                                     -----------------------------------------
                                                                                             11,414          2,595      14,009

                                          STONE, CLAY, GLASS & CONCRETE PRODUCTS
   27,500                0        27,500  Corning Incorporated                                8,167              -       8,167

                                          TRANSPORTATION EQUIPMENT
   41,600                0        41,600  United Technologies Corporation                     2,881              -       2,881
        0            7,000         7,000  General Motors Corporation                              0            455         455
                                                                                     -----------------------------------------
                                                                                              2,881            455       3,336

                                          AEROSPACE/DEFENSE
        0           21,000        21,000  General Motors Corporation - Class H                    0            781         781

                                          OFFICE SUPPLIES, AUTOMATION & EQUIPMENT
        0            8,000         8,000  Avery Dennison Corporation                              0            371         371
        0           10,000        10,000  Pitney Bowes Incorporated                               0            394         394
                                                                                     -----------------------------------------
                                                                                                  0            765         765

                                          RETAIL - CONVENIENCE STORES
        0           35,000        35,000  Casey's General Stores Incorporated                     0            455         455

                                          WHOLESALE
        0           25,000        25,000  Arrow Electronics Incorporated                          0            852         852
        0           30,000        30,000  Sysco Corporation                                       0          1,389       1,389
                                                                                     -----------------------------------------
                                                                                                  0          2,241       2,241

                                          WHOLESALE & INTERNATIONAL TRADE
        0           22,000        22,000  Costco Wholesale Corporation                            0            769         769

                                          TOTAL COMMON STOCK                                429,318         52,891     482,209



                                          INVESTMENT COMPANIES
        0          608,579       608,579  Goldman Federal Money Market Portfolio           $      -            609    $    609

                                          REPURCHASE AGREEMENTS
5,408,000                0     5,408,000  Goldman Sachs Requrchase Agreement - 102%
                                          Collateralized by US Government Securities       $  5,408              -    $  5,408

                                          TOTAL INVESTMENTS, at MARKET VALUE               $434,726         53,500    $488,226
                                                                                     =========================================



(1) Once Wells Fargo & Company acquired Brenton Banks, Inc. and became the parent company to the investment advisor of the Brenton Value Equity Fund, the federal securities laws prohibited the Brenton Value Equity Fund from acquiring any security issued by Wells Fargo & Company. In light of this prohibition, the Brenton Value Equity Fund sold all its Wells Fargo & Company stock prior to the closing of Wells Fargo & Company's acquisition of Brenton Banks, Inc.

     It is not expected that any of the other securities will have to be sold as a result of the merger.

[THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS. See Page B-9.]

                               Wells Fargo Funds

              Notes to Pro Forma Financial Statements (Unaudited)

1.)  Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolio of Investments, Statements of Assets and Liabilities and the Statement of Operations reflect the accounts of the Brenton Value Equity Fund of the Coventry Group ("Brenton") and the Wells Fargo Growth Fund of Wells Fargo Funds Trust ("Wells Fargo") as of, September 30, 2000 and for the year then ended. These pro forma statements have been derived from the annual and semi-annual reports of Brenton and Wells Fargo. For the merger transaction, the Wells Fargo Growth Fund will be the legal and accounting survivor.

Wells Fargo Bank, N.A. has agreed to pay all expenses of the reorganization so Brenton or Wells Fargo shareholders will not bear these costs.

Under generally accepted accounting principles, the historical cost of the investment securities will be carried forward to the surviving entity. The pro forma statements have been prepared utilizing proposed fee data and historical data of the Brenton and Wells Fargo Funds.

The Pro Forma Portfolio of Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of Brenton and Wells Fargo.

Pro forma adjusted annual investment advisory fee rates used were .75% for WF Growth Fund.

Pro forma adjusted administration fees were computed based on the annual rate of .15% of average daily net assets of the funds.

Pro forma adjusted transfer agency fees were calculated on a per shareholder account basis.

Pro forma adjusted custody fees were computed based on an annual rate of .02% of average daily net assets.

Pro forma shareholder servicing and distribution fees were adjusted to reflect the Brenton Fund's merger into the Wells Fargo Institutional Class which pays no shareholder servicing or distribution fees.

The pro forma adjustments to portfolio accounting and directors' fees reflect contracts of the Funds.

The pro forma adjustments to legal and audit, registration, and shareholder report costs reflect the estimated differences resulting from having a single entity with a greater level of net assets and number of shareholders, savings due to economies of scale and decreases in certain expenses duplicated between the funds.

2.)  Portfolio Valuation

Investments in securities in the pro forma financial statements are valued in accordance with the descriptions in their respective prospectuses.

3.)  Investment Objectives and Policies

The pro forma financial statements do not reflect the effects, if any, of the proposed differing investment objectives and policies of certain of the Funds.

                                     PART C

                               OTHER INFORMATION

Item 15.  INDEMNIFICATION.

     The Amended and Restated Declaration of Trust of the Registrant, incorporated by reference as Exhibit 1 hereto, provides for the indemnification of the Registrant's Trustees, officers, employees and agents. The following sections of Article IX provide as follows:

     Section 1. Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers, employees or agents, whether past, present or future (each a "Covered Person," and collectively the "Covered Persons"), shall be personally liable therefor.
No Covered Person shall be liable to the Trust or to any Shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Covered Person in good faith on behalf of the Trust, a Series or a Class, and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Declaration, except that a Covered Person shall be liable for any loss, damage or claim incurred by reason of such Covered Person's bad faith, gross negligence, willful misconduct or reckless disregard of the duties involved in the conduct of his or her office.

     Section 2. Mandatory Indemnification. (a) Subject only to the express limitations in the 1940 Act or other applicable laws, the Trust or the appropriate Series shall indemnify each of its Covered Persons to the fullest extent permitted under the 1940 Act and other applicable laws, including:

          (i) against all liabilities and expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred in the settlement thereof.

          (ii) As used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, reasonable attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) The rights of indemnification herein provided may be insured against by policies of insurance maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

     (c) To the maximum extent permitted by the 1940 Act and other applicable laws, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section; provided, however, that the Trust shall not be obligated to pay the expenses of any agent acting pursuant to a written contract with the Trust, except to the extent required by such contract;

     (d) Any repeal or modification of this Article IX shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, affect any limitation on the liability of any Covered Person in an a manner that would be adverse to such Covered Person or affect any indemnification available to any Covered Person in a manner that would be adverse to such Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.


Item 16.  EXHIBITS.

          All references to the "Registration Statement" in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 333-74295; 811-09253).

Exhibit Number         Description
         (1)           Amended and Restated Declaration of Trust dated August 19, 1999, is incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed on
                       December 17, 1999.

         (2)           Not applicable

         (3)           Not Applicable.

         (4)           Form of Agreement and Plan of Reorganization, filed herewith.

         (5)           Not Applicable.

Exhibit Number         Description
         (6)(a)        Investment Advisory Agreement between the Registrant and Wells Fargo Bank, N.A., dated
                       November 8, 1999, is incorporated by reference to Post-Effective Amendment No. 16 to the
                       Registration Statement, filed on October 30, 2000.

         (6)(b)        Sub-Advisory Agreement between the Registrant, Wells Fargo Bank, N.A. and Barclays Global
                       Fund Advisors, dated November 8, 1999, is incorporated by reference to Post-Effective
                       Amendment No. 16 to the Registration Statement, filed on October 30, 2000.

         (6)(c)        Sub-Advisory Agreement between the Registrant, Wells Fargo Bank, N.A. and Dresdner RCM
                       Global Investors LLC, dated July 25, 2000, is incorporated by reference to Post-Effective
                       Amendment No. 16 to the Registration Statement, filed on October 30, 2000.

         (6)(d)        Sub-Advisory Agreement between the Registrant, Wells Fargo Bank, N.A. and Galliard Capital
                       Management, Inc., dated November 8, 1999, is incorporated by reference to Post-Effective
                       Amendment No. 16 to the Registration Statement, filed on October 30, 2000.

         (6)(e)        Sub-Advisory Agreement between the Registrant, Wells Fargo Bank, N.A. and Peregrine
                       Capital Management, Inc., dated November 8, 1999, is incorporated by reference to
                       Post-Effective Amendment No. 16 to the Registration Statement, filed on October 30, 2000.

         (6)(f)        Sub-Advisory Agreement between the Registrant, Wells Fargo Bank, N.A. and Schroder
                       Investment Management North America, Inc., dated November 8, 1999, is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement, filed on
                       October 30, 2000.

         (6)(g)        Sub-Advisory Agreement between the Registrant, Wells Fargo Bank, N.A. and Smith Asset
                       Management Group, L.P., dated November 8, 1999 as amended July 25, 2000, is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement, filed on
                       October 30, 2000.

         (6)(h)        Sub-Advisory Agreement between the Registrant, Wells Fargo Bank, N.A. and Wells Capital
                       Management Incorporated, dated November 8, 1999, is incorporated by reference to
                       Post-Effective Amendment No. 16 to the Registration Statement, filed on October 30, 2000.

Exhibit Number         Description
         (7)           Distribution Agreement with Stephens Inc. and form of Selling Agreement, is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement, filed on
                       October 30, 2000.

         (8)           Not Applicable.

         (9)(a)        Custody Agreement between Registrant and Wells Fargo Bank Minnesota, N.A. dated November
                       8, 1999, as amended July 25, 2000, is incorporated by reference to Post-Effective
                       Amendment No. 16 to the Registration Statement, filed on October 30, 2000.

         (9)(b)        Custody Agreement between Registrant and Barclays Global Investors, dated November 8, 1999 as amended July 25, 2000, is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement, filed on October 30, 2000.

         (10)          Distribution Plan adopted under Rule 12b-1 of the 1940 Act, dated November 8, 1999, is incorporated by reference to Post-Effective Amendment No. 16 to the Registration
                       Statement, filed on October 30, 2000.

         (11)          Opinion and Consent of Counsel - Morrison & Foerster LLP, filed herewith.

         (12)          See Item 17(3) of this Part C.

         (13)(a)       Fee and Expense Agreement between Registrant and Wells Fargo Bank, N.A. dated July 25,
                       2000, is incorporated by reference to Post-Effective Amendment No. 16 to the Registration
                       Statement, filed on October 30, 2000.

         13(b)         Administration Agreement between Registrant and Wells Fargo Bank, N.A., dated November 8,
                       1999, is incorporated by reference to Post-Effective Amendment No. 16 to the Registration
                       Statement, filed on October 30, 2000.

         13(c)         Transfer Agency and Service Agreement between Registrant and Boston Financial Data
                       Services, Inc., dated November 8, 1999, is incorporated by reference to Post-Effective
                       Amendment No. 16 to the Registration Statement, filed on October 30, 2000.

Exhibit Number         Description
         (14)(a)       Consent of Independent Auditors of Wells Fargo Funds Trust - KPMG LLP to the use of the
                       reports dated November 3, 2000 for the Wells Fargo Growth Fund, dated July 10, 2000 for the Wells Fargo Intermediate Government Income Fund, and dated May 12, 2000 for the Wells
                       Fargo Government Money Market Fund, filed herewith.

         (14)(b)       Consent of Independent Auditors of the Brenton Funds of Coventry Group - Ernst & Young
                       LLP, filed herewith.

         (15)          Not Applicable.

         (16)          Powers of Attorney, are incorporated by reference to the Registrant's Registration
                       Statement on Form N-14, filed November 3, 2000 (File Nos. 333-49224; 811-09253).

         (17)          Form of Proxy Ballot, filed herewith.

ITEM 17.    UNDERTAKINGS.

(1) Wells Fargo Funds agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145 (c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion or ruling, but in any event no later than one business day after consummation of the Reorganization.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco and State of California on the 5th day of January, 2001.

                                     WELLS FARGO FUNDS TRUST

                                     By:  /s/  Dorothy A. Peters
                                          ----------------------
                                          Dorothy A. Peters
                                          Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the 5th day of January, 2001.


                SIGNATURES                                                 TITLE

                                                         President and/or Principal Executive Officer
---------------------------------------------------
Michael J. Hogan*


                                                         Treasurer and/or Principal Financial Officer
---------------------------------------------------
Karla M. Rabusch*

A Majority of the Trustees*

Robert C. Brown                                      Trustee
Thomas S. Goho                                       Trustee
Peter G. Gordon                                      Trustee
W. Rodney Hughes                                     Trustee
Richard M. Leach                                     Trustee
J. Tucker Morse                                      Trustee
Timothy J. Penny                                     Trustee
Donald C. Willeke                                    Trustee


*By: /s/  Dorothy A. Peters
     ----------------------
     Dorothy A. Peters
     (Attorney-in-Fact)

                            WELLS FARGO FUNDS TRUST
                               N-14 Exhibit Index


Exhibit Number                   Description
--------------                   -----------
     4                           Form of Agreement and Plan of Reorganization.

     11                          Opinion and Consent of Counsel - Morrison & Foerster LLP.

     14(a)                       Independent Auditors' Consent - KPMG LLP.

     14(b)                       Independent Auditors' Consent - Ernst & Young LLP.

     17                          Form of Proxy Ballot

                                      E-1